      As filed with the Securities and Exchange Commission on May 7, 1999
                                File No. 33-60967
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         POST-EFFECTIVE AMENDMENT NO. 4
                                       TO
                                    FORM S-6

                FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
        OF SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED ON FORM N-8B-2

                  CG VARIABLE LIFE INSURANCE SEPARATE ACCOUNT A
                           (Exact Name of Registrant)

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY
                               (Name of Depositor)

              900 Cottage Grove Road, Bloomfield, Connecticut 06152
                                 (203) 726-6000
    (Address and Telephone Number of Depositor's Principal Executive Offices)

  Michael A. James, Esquire                                Copy to:
  Connecticut General Life Insurance Company    Walter E. Heindl, Esquire
  Two Liberty Place                             Two Liberty Place
  21st Floor                                    21st Floor
  Philadelphia, PA 19192                        Philadelphia, PA 19192
  (Name and Address of Agent for Service)
                                                Michael Berenson, Esquire
                                                Suite 400 East
                                                1025 Thomas Jefferson St., N.W.
                                                Washington, D.C.  20007-0805

            Approximate date of proposed public offering: Continuous

INDEFINITE NUMBER OF UNITS OF INTEREST IN VARIABLE LIFE INSURANCE CONTRACTS
                (Title and Amount of Securities Being Registered)

An indefinite amount of the securities being offered by the Registration Statement is being registered pursuant to Rule 24f-2 under the Investment Company Act of 1940. The initial registration fee of $500 has been paid with this declaration.

The registrant amends this Registration Statement of such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Commission, acting pursuant to said Section
8(a) may determine.

It is proposed that this filing will become effective:

    X
__________ immediately upon filing pursuant to paragraph (b) of Rule 485
__________ on _______, pursuant to paragraph (b) of Rule 485

__________ 60 days after filing pursuant to paragraph (a) of Rule 485 on May 1, 1999, pursuant to paragraph (a) of Rule 485

CONNECTICUT GENERAL LIFE
INSURANCE COMPANY

CG VARIABLE LIFE INSURANCE
SEPARATE ACCOUNT A

Home Office Location:
900 Cottage Grove Road
Hartford, Connecticut 06152


[TREE LOGO]
CIGNA Group Insurance
Life - Accident - Disability

Mailing Address:
CIGNA
Lehigh Valley Corporate Center
1455 Valley Center Parkway
Bethlehem, PA 18017
(800) 225-0646


--------------------------------------------------------------------------------
               THE GROUP VARIABLE UNIVERSAL LIFE INSURANCE POLICY
--------------------------------------------------------------------------------

THE POLICY is a GROUP VARIABLE UNIVERSAL LIFE INSURANCE POLICY.

The Policy is a GROUP POLICY. It is a contract between us, Connecticut General Life Insurance Company, and a GROUP POLICYHOLDER, which may be an EMPLOYER, a LABOR UNION, a TRUSTEE on behalf of an employer or labor union, or some other group permitted by law.

Eligible persons who enroll and are accepted will receive a CERTIFICATE OF INSURANCE which describes their benefits under the Policy. Depending on the terms of a specific plan, Certificates of Insurance may also be available to the spouse of an employee or member.

Your Certificate may terminate if at any time you are no longer eligible. The Policy may allow your Certificate to stay in force in some cases, or you may be allowed to convert to an individual life insurance Policy.

We and the Group Policyholder reserve the right to change the terms of the Group Policy, or to terminate the Group Policy, subject to the requirements of state law.

This Prospectus describes the features of the Group Policies that we offer to Group Policyholders. The terms of the specific Group Policy offered to your employer or union will be set forth in a DETAILED BROCHURE which will accompany or follow this Prospectus. These terms will also be included in your Certificate.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED THESE SECURITIES OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY STATEMENT TO THE CONTRARY IS A CRIME.

THIS PROSPECTUS IS VALID AND COMPLETE ONLY WHEN IT IS ACCOMPANIED BY THE CURRENT PROSPECTUSES OF EACH OF THE VARIABLE FUNDS. PLEASE READ THIS WITH CARE. PLEASE KEEP THE PROSPECTUSES WITH YOUR IMPORTANT PAPERS FOR FUTURE REFERENCE.

THIS PROSPECTUS IS NOT AN OFFER TO SELL, AND DOES NOT SOLICIT AN OFFER TO BUY, A CERTIFICATE UNDER THE POLICY IN ANY STATE WHERE THE POLICY CANNOT LEGALLY BE OFFERED, OR WITH RESPECT TO ANY PERSON TO WHOM THE POLICY CANNOT LEGALLY BE OFFERED.


                          PROSPECTUS DATED MAY 1, 1999

                                   HIGHLIGHTS

The Policy pays a LIFE INSURANCE BENEFIT in the event of your death. Depending on the plan chosen by the Group Policyholder, the Policy may also provide the following benefits:

-     Term life insurance benefits on your SPOUSE OR DEPENDENT CHILDREN.

-     Additional benefits for ACCIDENTAL DEATH.

- Payment of part of the life insurance benefit while you are living, in case of TERMINAL ILLNESS.

-     Other benefits permitted by law.

See pages 13-17 for a description of the Policy's insurance benefits.

The Policy is a UNIVERSAL LIFE INSURANCE POLICY. The Policy builds CASH VALUE. You may obtain loans from us, using this Cash Value as security. You may also withdraw all or part of the Cash Value. Any Cash Value which has not been loaned is added to your life insurance coverage amount, and is part of the death benefit paid to your beneficiary.

See pages 17-18 for a description of the Policy's Cash Value and loan features.

The Policy provides for FLEXIBLE PREMIUM PAYMENTS. Your monthly premium must, when you first apply, be at least enough to cover your monthly insurance and expense charges. You may increase your premiums, or make lump-sum premium payments, up to the limits permitted by the Internal Revenue Code for life insurance policies. If you have Cash Value, you may reduce premiums or stop them altogether, and monthly charges will be deducted from your Cash Value. If at any time your Cash Value is less than the amount needed to pay monthly charges, your Certificate will LAPSE (terminate) after a grace period.

See pages 8-11 for a description of the Policy's premium provisions.

The Policy is a VARIABLE LIFE INSURANCE POLICY. Your Cash Value may be invested:

- In a FIXED ACCOUNT which earns interest at a rate set by us from time to time, and whose principal and interest are guaranteed by us; and/or

- In one or more VARIABLE FUNDS whose value depends on the investment performance of specific mutual funds, and which is NOT GUARANTEED by us.

When you apply, you will need to choose in which fund(s) you want to invest your Cash Value. You may, within limits, change these choices from time to time.

We currently offer the following Variable Funds:

-     CIGNA VP Money Market Fund

-     Fidelity VIP II Investment Grade Bond Portfolio

-     Fidelity VIP II Asset Manager Portfolio

-     CIGNA VP S&P 500 Index Fund

-     Fidelity VIP Equity-Income Portfolio

-     American Century VP Capital Appreciation

-     Fidelity VIP Overseas Portfolio

See pages 3-8 for a description of the Policy's available investment funds. See pages 17-18 for a description of how your Certificate's current Cash Value is determined.

You must pay certain FEES AND CHARGES to keep your Certificate in force. These fees and charges are deducted from your Cash Value. These fees and charges include:

- A PREMIUM CHARGE on all premiums paid (as specified in the Policy). This charge is guaranteed not to exceed 5%.

- A monthly charge for LIFE INSURANCE COVERAGE which depends on your attained age and on your amount of life insurance coverage. The rates will depend on a Group Policyholder's characteristics. It will never be more than maximum rates based on 150% of the 1980 Commissioners Standard Ordinary male mortality tables.

- A monthly CERTIFICATE ADMINISTRATIVE EXPENSE charge. This charge will never be more than $5.00 per month (Certificates with no Cash Value, or with more than $10,000 of Cash Value net of loans) or $6.00 per month (Certificates with Cash Value less than $10,000).

- A daily MORTALITY AND EXPENSE RISK CHARGE against Cash Value invested in the Variable Funds. This charge is at a current annual rate of 0.45%. It is guaranteed never to be more than 0.90%.

-     FUND MANAGEMENT FEES AND OPERATING EXPENSES of each Variable Fund.

- A TRANSACTION CHARGE of $25.00 for each partial or total surrender during the first 20 Policy Years.

- A TRANSACTION CHARGE of $25.00 for each transfer between Variable Funds in excess of 12 during each Policy Year.

See pages 9-11 for a description of the Policy's fees and charges.

                                RIGHT TO EXAMINE

When you receive your Certificate, you should read it with care. You may return your Certificate within 30 days after you receive it. The Certificate will be void as if it had never been issued. We will refund all premiums paid, without interest, minus any partial surrenders, and minus any loans and interest. Usually we will make this refund within 7 days of receiving your request. However, if premiums were paid by check, we may wait for the check to clear.

Any premiums will be held in the Fixed Account until three days after the end of this 30-day period. At that time, premiums will be allocated to the Funds as you have directed. Until that time, interest will be credited from the later of the effective date or the date the premium was received at our customer payment address.

This right may vary based on state law.


                              THE INVESTMENT FUNDS

CHOOSING INVESTMENT FUNDS

When you apply, you must choose to have your premiums allocated in any combination to one or more of the Variable Funds and/or the Fixed Account. These allocations must be in units of 5% and must total 100%.

You may change this allocation at any time free of charge. This change will be applied to premiums received no later than one week after our Customer Service Center receives notice.

TRANSFERS BETWEEN FUNDS

You may transfer all or part of your Cash Value between funds, as follows:

-     From any Variable Funds to the Fixed Account.

-     From one Variable Fund to another Variable Fund.

-     From the Fixed Account to one or more Variable Funds.

Transfers FROM THE FIXED ACCOUNT to the Variable Funds are subject to these limits:

- Transfers may only be made during the 30-day period after a Policy Anniversary (this date will be shown in your brochure, and in your Certificate).

- Total value of transfers made during this 30-day period each year cannot exceed 25% of your Cash Value in the Fixed Account as of the Policy Anniversary.

- We may place further limits on transfers from the Fixed Account at any time.

Transfers FROM ANY VARIABLE FUND to the Fixed Account, or between Variable Funds, may be made at any time. Transfers may be subject to limits as to dollar amounts, and any limits imposed by the Variable Funds.

You may make up to 12 transfers during a Policy Year (the 12 month period beginning on a Policy Anniversary). We charge a fee of $25.00 for each transfer in excess of 12. We have the right to waive this fee in some cases.

To make a transfer, you must send a written request to our Customer Service Center (whose address will be shown in your Certificate). Your transfer will be effective as of the VALUATION DAY on which our Customer Service Center receives your request in good order.

Before you make a transfer, you should carefully consider:

-     Current market conditions.

-     Each Fund's investment policies.

-     Related risks.

Please see the brief description of each Variable Fund below, and read the Prospectus of each Fund.

TELEPHONE TRANSFERS

You may make transfers by telephone, if you have given our Customer Service Center written approval to accept telephone transfers.

To make a telephone transfer, you must call the Customer Service Center and provide the following information:

-     Your Certificate Number;

-     Your Social Security Number; and

- Your Personal Identification Number (which will be provided when you authorize telephone transfers).

We will send you a written confirmation within 5 business days. We are not liable for any losses that result from unauthorized or fraudulent telephone transactions. We may be liable for these losses if we do not follow these procedures, which we believe are reasonable.

THE FIXED ACCOUNT

The Fixed Account is not part of the Separate Account. We guarantee the principal amount and any interest earned under the Fixed Account. We will credit interest at a rate we specify from time to time. This rate will never be less than 4%.

                               THE VARIABLE FUNDS

All Cash Value not placed in the Fixed Account must be invested in one or more of the Variable Funds, which are described below. Each of the Variable Funds buys shares of a portfolio of a trust or a corporation which is registered as an open-end, diversified management investment company under the Investment Company Act of 1940.

These funds are not the same as, and may not produce the same investment results as, publicly available mutual funds with similar names. PLEASE READ THE PROSPECTUS OF EACH VARIABLE FUND BEFORE INVESTING CASH VALUE IN THE FUND.

CIGNA VP MONEY MARKET FUND

The goal of this Fund is to earn high current income and maintain a stable share price. It invests in high quality, short term money market securities of different types. It stresses income, preservation of capital, and liquidity. It does not seek the higher yields or capital appreciation that more aggressive investments may provide. The Fund's yield varies from day to day, and generally reflects current short-term interest rates and other market conditions.


FIDELITY VIP II INVESTMENT GRADE BOND PORTFOLIO

This Fund seeks as high a level of current income as is consistent with the preservation of capital. Its principal investment strategies include:

-     Investing in U.S. dollar-denominated investment-grade bonds.

- Managing the fund to have similar overall interest rate risk to the Lehman Brothers Aggregate Bond Index.

-     Allocating assets across different market sectors and maturities.

- Analyzing a security's structural features, current pricing and trading opportunities, and the credit quality of its issuer in selecting investments.

This Fund is subject to the following principal investment risks:

- Interest rate changes. Interest rate increases can cause the price of a debt security to decrease.

- Foreign exposure. Entities located in foreign countries can be affected by adverse political, regulatory, market or economic developments in those countries.

- Prepayment. The ability of an issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change.

- Issuer-specific changes. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.

When you sell your investment of the Fund, they could be worth more or less than what you paid for them.

FIDELITY VIP II ASSET MANAGER PORTFOLIO

This Fund seeks high total return with reduced risk over the long term. It allocates its assets among stocks, bonds, and short-term instruments. Its principal investment strategies include:

- Allocating the Fund's assets among stocks, bonds, and short-term and money market instruments.

- Maintaining a neutral mix over time of 50% of assets in stocks, 40% of assets in bonds, and 10% of assets in short-term and money market instruments.

- Adjusting allocation among asset classes gradually within the following ranges: stock class (30%-70%), bond class (20%-60%), and short term/money market class (0%-50%).

-     Investing in domestic and foreign issuers.

- Analyzing an issuer using fundamental and/or quantitative factors and evaluating each security's current price relative to estimated long-term value in selecting investments.

This Fund is subject to the following principal investment risks:

- Stock market volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments.

- Interest rate changes. Interest rate increases can cause the price of a debt security to decrease.

- Foreign exposure. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

- Prepayment. The ability of an issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change.

- Issuer-specific changes. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments.


When you sell your investments in the Fund, they could be worth more or less than what you paid for them.


CIGNA VP S&P 500 INDEX FUND

This Fund seeks to match the total return of the S&P 500 while keeping expenses low.

The S&P is made up of 500 common stocks, most of which trade on the New York Stock Exchange. The Fund's composition may not always be identical to that of the S&P 500. Because it seeks to track, rather than exceed, the performance of the S&P 500, it is not managed in the same manner as other mutual funds. It should not be expected to achieve the potentially greater results that could be obtained by a fund that aggressively seeks growth.

"S&P 500" is a trademark of Standard & Poor's Corporation which has been licensed for our use. This Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, which makes no representation as to the advisability of investing in this Fund.

FIDELITY VIP EQUITY-INCOME PORTFOLIO

This Fund seeks a reasonable income. This Fund will also consider the potential for capital appreciation. The Fund seeks a yield which exceeds the composite yield on the securities comprising the S&P 500. Its principal investment strategies include:

- Investing at least 65% of total assets in income-producing equity securities, which tends to lead to investments in large cap "value" stocks.

- Potentially investing in other types of equity securities and debt securities, including lower-quality debt securities.

-     Investing in domestic and foreign issuers.

- Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

This Fund is subject to the following principal investment risks:

- Stock market volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments.

- Interest rate changes. Interest rate increases can cause the price of a debt security to decrease.

- Foreign exposure. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

- Issuer-specific changes. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments.

When you sell your investment of the Fund, they could be worth more or less than what you paid for them.

AMERICAN CENTURY VP CAPITAL APPRECIATION

This Fund's goal is capital growth. It will seek this by investing mainly in common stocks that are considered by the Fund managers to have better-than-average chances of appreciation. It may buy securities only of companies that have a record of at least three years' continuous operation.

FIDELITY VIP OVERSEAS PORTFOLIO

This Fund seeks long-term growth of capital. Its principal investment strategies include:

-     Investing at least 65% of total assets in foreign securities.

-     Investing primarily in common stocks.

- Allocating investments across countries and regions considering the size of the market in each country and region relative to the size of the international market as a whole.

- Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

This Fund is subject to the following principal investment risks:

- Stock market volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments.

- Foreign exposure. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

- Issuer-specific changes. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.


When you sell your investments in the Fund, they could be worth more or less than what you paid for them.



--------------------------------------------------------------------------------
                                FUND PERFORMANCE

This table shows actual effective annual rates of return for each of the Variable Funds for periods ending December 31, 1998. Please note that past rates of return does not necessarily show future performance.

This table takes into account each Variable Fund's management fee and operating expenses. This table does not take into account mortality and expense charges, monthly insurance charges, or monthly certificate expense charges (see pages 9-11). These charges, if taken into account, would lower each Variable Fund's performance. These charges are taken into account by the illustrations shown on pages 25-27.

                                                  INCEPTION      SINCE
TOTAL EFFECTIVE ANNUAL RATE OF RETURN                DATE      INCEPTION   10 YEARS    5 YEARS     1 YEAR
-------------------------------------                ----      ---------   --------    -------     ------
CIGNA VP Money Market Fund                         03/01/96       5.13%        n/a        n/a       5.14%
Fidelity VIP II Investment Grade Bond Portfolio    12/05/88       8.34%       8.36%      6.70%      8.85%
Fidelity VIP II Asset Manager Portfolio            09/06/89      12.98%        n/a      11.81%     15.05%
CIGNA  VP S&P 500 Index Fund                       05/23/68      11.59%      18.06%     23.67%     28.60%
Fidelity VIP Equity-Income Portfolio               10/09/86      14.41%      15.62%     18.77%     11.63%
American Century VP Capital Appreciation           11/20/87       8.25%       8.70%      3.25%     (2.20%)
Fidelity VIP Overseas Portfolio                    01/28/87       8.59%      10.08%      9.70%     12.75%

INVESTMENT RISK

We do not guarantee that the investment objective of any of the Funds will be met. You bear the complete investment risk for your Cash Value invested in any Variable Fund. Each of the Variable Funds involves investment risk, which varies greatly among the Variable Funds. You should read each Fund's prospectus with care, and understand each Variable Fund's risk, before making or changing your investment choices.

The shares of each Variable Fund are issued only in connection with qualified pension and profit sharing plans, variable life insurance policies, and variable annuity contracts. We do not believe there is any harm to Certificate owners that the shares are also held in connection with annuities and qualified plans. However, if a significant and irreconcilable conflict were to occur, a separate account might withdraw its entire investment in a Variable Fund. This might force the Variable Fund to sell its portfolio securities at unfavorable prices.

FUND EXPENSES

Each Fund charges a management fee, which is a percentage of that Fund's assets under management. As of the date of this Prospectus, the annual fees are:

                                                                          Total
                                                Mgmt.        Other       Annual
                                                Fees        Expenses     Expense
                                                ----        --------     -------
CIGNA VP Money
   Market Fund ........................          .35%         .15%         .50%
Fidelity VIP II Investment
   Grade Bond Portfolio ...............          .43%         .14%         .57%
Fidelity VIP II Asset
   Manager Portfolio ..................          .54%         .10%         .64%
CIGNA  VP S&P 500
   Index Fund .........................          .25%         .00%         .25%
Fidelity VIP Equity-Income
   Portfolio ..........................          .49%         .09%         .58%
American Century VP
   Capital Appreciation ...............         1.00%         .00%        1.00%
Fidelity VIP Overseas
   Portfolio ..........................          .74%         .17%         .91%

Part of the brokerage commissions paid by some Fidelity funds was used to reduce Fund expenses. In addition, some funds have arranged with their custodian and transfer agent to use interest earned on uninvested cash balances to reduce custodian and transfer agent expenses. If these reductions are included, the total operating expenses would have been 0.57% for Fidelity VIP Equity-Income Portfolio, 0.89% for Fidelity VIP Overseas Portfolio, and 0.63% for Fidelity VIP II Asset Manager Portfolio.

The Investment Advisor for CIGNA VP Money Market Fund and CIGNA VP S&P 500 Index Fund has agreed to limit total annual expenses to 0.50% and 0.25%, as shown in the table above. These agreements are voluntary and may end at any time after May 1, 2000. But for these limits, the total Fund operating expenses for the S&P 500 Index Fund for 1998, not counting expense reimbursements, were .44% of this Fund's average daily net asset value; total Fund operating expenses for the Money Market Fund for 1998, not counting expense reimbursements, were .73% of this Fund's average daily net asset value.

For additional information, see each Fund's prospectus.

NEW FUNDS

We may, from time to time, make available additional Variable Funds for the Policies. We may set limits on investments in these Variable Funds.

SUBSTITUTION OR ELIMINATION OF FUNDS

We may eliminate any Variable Fund, or substitute another Variable Fund, if a Fund is no longer available for investment by the Separate Account, or if we believe further investment in that Variable Fund would not be appropriate. The SEC and state insurance departments must approve the change, and may impose requirements, including notice.

FUND PARTICIPATION AGREEMENTS

We have entered into agreements with the Variable Funds to make the Variable Funds available under the Policies. We provide services in connection with the shares of each Variable Fund held by the Separate Account. In some cases, we may be paid for these services.

INVESTMENT ADVISORS

The Investment Companies and their investment advisers are:

FIDELITY VIP EQUITY-INCOME PORTFOLIO and FIDELITY VIP OVERSEAS PORTFOLIO are portfolios of the Variable Insurance Products Fund; and FIDELITY VIP II ASSET MANAGER PORTFOLIO and FIDELITY VIP II INVESTMENT GRADE BOND PORTFOLIO are portfolios of the Variable Insurance Products Fund II.

Fidelity Management & Research Company is the investment adviser to these Funds.

AMERICAN CENTURY VP CAPITAL APPRECIATION is a portfolio of American Century Variable Portfolios, Inc.

American Century Investment Management, Inc. is the investment adviser to this Fund.

CIGNA VP S&P 500 INDEX FUND and CIGNA VP MONEY MARKET FUND are portfolios of CIGNA Variable Products Group.

CIGNA Investments, Inc. is the investment adviser for these Funds.

                           ELIGIBILITY AND ENROLLMENT

WHO IS ELIGIBLE

The Policy is a Group Policy, which may be issued to an employer, a labor union, a trustee or some other group eligible under state law. Certificates under the Group Policy can be bought by employees or members who are in eligible classes set forth in the Group Policy.

Certificates may also be available to RETIRED EMPLOYEES, and SPOUSES of employees or members. Details on who is eligible will be shown in your brochure. The amounts of coverage that are available will be shown in the brochure.

We will not issue any Certificate to any person if we believe the Policy is not a suitable investment for that person.


PARTICIPATION REQUIREMENTS

We will not issue any Certificate unless a minimum number or percentage of eligible persons in the Group apply for insurance. These minimums will be set before Certificates are offered to employees or members.

                                PREMIUM PAYMENTS

When you apply for a Certificate, you must choose:

-     How much premiums to pay;

-     How premiums are to be paid; and

- How your premiums will be allocated to the Variable Funds and/or the Fixed Account.

Your monthly premium must, when you first apply, be at least enough to cover your monthly insurance and expense charges. The first premium is due on your Certificate's effective date.

You may increase your premiums, or make lump-sum premium payments, up to the limits permitted by the Internal Revenue Code for life insurance policies.

If you have Cash Value, you may reduce premiums or stop them altogether, and monthly charges will be deducted from your Cash Value. If at any time your Cash Value is less than the amount needed to pay monthly charges, your Certificate will LAPSE (terminate) after a grace period.

For employees, premiums are usually paid by payroll deduction. In other cases, including employees no longer actively at work, direct billing of premiums is available.

You may also make lump-sum premium payments, which must be at least $25. Unless we agree, if there is a loan outstanding, any lump-sum premium will first be used to repay the loan.

All premiums paid directly are deemed to be received when we actually receive the payment at our customer payment address.

Premiums paid by payroll deduction are deemed to be received when we confirm we have received a wire transfer to our Group Variable Universal Life premium account. We must, at least two business days before the wire transfer, receive the data we require to allocate premiums to individual Certificates. Please note that payroll deduction may involve delays because of reconciliation by the employer and coordination of payroll cycles with monthly premium due dates.

Section 7702 of the Internal Revenue Code limits the amount of premiums which can be paid under flexible premium life insurance policies (see TAX MATTERS, page 20, for more information). We may refuse to accept any premium if it would cause the Policy not to qualify as a life insurance policy under Section 7702. If a premium payment would cause your Certificate not to qualify as a life insurance policy, we may ask you to increase your coverage. We will ask you to provide proof of good health, at your expense, to qualify for this increase. If you do not apply to increase your coverage, or we do not approve your request, we will return any excess premiums without interest.

                                FEES AND CHARGES

PREMIUM CHARGE

All premium payments are subject to a charge which covers state insurance premium taxes, and federal income taxes under Section 848 of the Internal Revenue Code (dealing with deferred acquisition costs). This charge will be stated in the Group Policy but will not be more than 5.00%.

We may choose to waive part of this charge equal to the state premium tax for any cash value received under a life insurance policy or certificate underwritten by us or one of our affiliates, which is assigned to us as part of an exchange of life insurance policies subject to Section 1035 of the Internal Revenue Code.

State premium taxes vary from state to state and range from 0.00% to 3.00%. A portion of the premium charge reflects an average of state premium taxes.


MONTHLY INSURANCE CHARGES

We will make a monthly deduction from your Cash Value for the cost of life insurance and any other benefits provided under the Group Policy. The cost of life insurance will depend on your age on your last birthday. The cost may also depend on whether you are a smoker.

The monthly rates at the time you apply for insurance will be shown in the brochure. These rates may depend on the following risk factors:

-     The Group Policyholder's industry.

-     The number of eligible persons.

-     The age, sex and occupation of the eligible persons.

- The prior claims experience of group life insurance plans sponsored by the Group Policyholder.

-     Expenses of the Group Policy, including commissions to agents or brokers.

-     Our prior claims experience under the Group Policies.

-     Other factors which we believe affect our risk under the Group Policy.

We may change these rates from time to time. However, the monthly cost of life insurance (not including other benefits) will never exceed the maximum rates shown below. These guaranteed maximum rates are based on 150% of the 1980 Commissioners Standard Ordinary Male Mortality Tables, Age Last Birthday.

1. If the Group Policy provides for the SAME RATES FOR SMOKERS AND NONSMOKERS, the rates will not exceed these rates (based on attained age, per $10,000 per month):

      AGE    RATE  |  AGE    RATE  |  AGE     RATE
      16     1.99  |  29     2.15  |  42      4.64
      17     2.15  |  30     2.19  |  43      5.04
      18     2.27  |  31     2.25  |  44      5.47
      19     2.35  |  32     2.34  |  45      5.92
      20     2.37  |  33     2.44  |  46      6.41
      21     2.37  |  34     2.56  |  47      6.93
      22     2.35  |  35     2.71  |  48      7.48
      23     2.30  |  36     2.90  |  49      8.10
      24     2.25  |  37     3.11  |  50      8.78
      25     2.19  |  38     3.35  |  51      9.57
      26     2.15  |  39     3.63  |  52     10.45
      27     2.14  |  40     3.94  |  53     11.46
      28     2.12  |  41     4.28  |  54     12.58

      55    13.78  |  70    53.10  |  85    222.14
      56    15.06  |  71    58.48  |  86    243.05
      57    16.42  |  72    64.67  |  87    264.86
      58    17.86  |  73    71.72  |  88    287.59
      59    19.44  |  74    79.51  |  89    311.42
      60    21.20  |  75    87.89  |  90    336.81
      61    23.20  |  76    96.76  |  91    364.47
      62    25.45  |  77   106.02  |  92    395.85
      63    27.98  |  78   115.76  |  93    434.54
      64    30.79  |  79   126.29  |  94    488.72
      65    33.82  |  80   138.01  |  95    575.26
      66    37.08  |  81   151.28  |  96    732.95
      67    40.53  |  82   166.45  |  97   1061.50
      68    44.27  |  83   183.54  |  98   1508.68
      69    48.41  |  84   202.21  |  99   1508.68

2. If the Group Policy provides for different rates for smokers and nonsmokers, the rates for NONSMOKERS will not exceed these rates (based on attained age, per $10,000 per month):

      AGE    RATE  |  AGE    RATE  |  AGE     RATE
      16     1.80  |  44     3.85  |  72     56.30
      17     1.92  |  45     4.15  |  73     62.85
      18     2.01  |  46     4.49  |  74     70.23
      19     2.07  |  47     4.87  |  75     78.33
      20     2.10  |  48     5.26  |  76     86.88
      21     2.09  |  49     5.68  |  77     95.91
      22     2.06  |  50     6.15  |  78    105.34
      23     2.01  |  51     6.70  |  79    115.44
      24     1.96  |  52     7.33  |  80    126.61
      25     1.90  |  53     8.08  |  81    139.18
      26     1.85  |  54     8.93  |  82    153.57
      27     1.82  |  55     9.90  |  83    170.06
      28     1.80  |  56    10.98  |  84    188.34
      29     1.80  |  57    12.16  |  85    208.14
      30     1.80  |  58    13.47  |  86    229.11
      31     1.84  |  59    14.89  |  87    251.08
      32     1.87  |  60    16.47  |  88    274.01
      33     1.94  |  61    18.22  |  89    297.98
      34     2.01  |  62    20.21  |  90    323.32
      35     2.10  |  63    22.45  |  91    350.22
      36     2.21  |  64    24.99  |  92    380.00
      37     2.35  |  65    27.79  |  93    414.73
      38     2.50  |  66    30.84  |  94    460.55
      39     2.67  |  67    34.12  |  95    529.23
      40     2.86  |  68    37.65  |  96    647.36
      41     3.09  |  69    41.46  |  97    885.25
      42     3.31  |  70    45.73  |  98   1473.40
      43     3.58  |  71    50.63  |  99   1508.68

3. If the Group Policy provides for different rates for smokers and nonsmokers, the rates for SMOKERS will not exceed these rates (based on attained age, per $10,000 per month):

      AGE    RATE  |  AGE    RATE  |  AGE     RATE
      16     2.35  |  44     7.16  |  72     78.42
      17     2.56  |  45     7.86  |  73     86.07
      18     2.71  |  46     8.56  |  74     94.51
      19     2.81  |  47     9.33  |  75    103.50
      20     2.89  |  48    10.14  |  76    113.44
      21     2.82  |  49    11.03  |  77    123.66
      22     2.76  |  50    12.02  |  78    134.04
      23     2.82  |  51    13.12  |  79    144.93
      24     2.76  |  52    14.36  |  80    156.74
      25     2.67  |  53    15.77  |  81    169.90
      26     2.60  |  54    17.30  |  82    184.77
      27     2.56  |  55    18.92  |  83    201.61
      28     2.55  |  56    20.63  |  84    219.94
      29     2.57  |  57    22.39  |  85    239.34
      30     2.62  |  58    24.16  |  86    259.07
      31     2.70  |  59    26.07  |  87    279.08
      32     2.80  |  60    28.21  |  88    299.20
      33     2.94  |  61    30.63  |  89    319.44
      34     3.09  |  62    33.33  |  90    340.99
      35     3.29  |  63    36.49  |  91    364.81
      36     3.51  |  64    39.95  |  92    392.00
      37     3.81  |  65    43.71  |  93    423.51
      38     4.13  |  66    47.62  |  94    465.41
      39     4.50  |  67    51.69  |  95    529.23
      40     4.94  |  68    55.89  |  96    647.36
      41     5.43  |  69    60.60  |  97    885.25
      42     5.95  |  70    65.82  |  98   1473.40
      43     6.54  |  71    71.70  |  99   1508.68

Monthly charges for insurance are due on the first day of each month. We will deduct these charges from each Fund and the Fixed Account in proportion to the balance of each Fund and the Fixed Account.

MONTHLY CERTIFICATE EXPENSE CHARGES

We will make a monthly deduction from your Cash Value for a Certificate administrative charge. This charge covers the cost of premium billing and collection, Certificate value calculation, transaction processing, periodic reports and other expenses.

This charge will vary depending on the Group Policyholder, including the number of eligible persons and the expected costs of administering the Certificates under the Group Policy.

We may change the monthly administrative charge. However, this charge will not exceed:

- $6.00 per month, for Certificates having Cash Value (net of loans) of more than zero but not more than $10,000.

- $5.00 per month, for Certificates having no Cash Value, or having Cash Value (net of loans) of more than $10,000.

Monthly administrative charges are due on the first day of each month. We will deduct these charges from each Fund and the Fixed Account in proportion to the balance of each Fund and the Fixed Account.

DAILY CHARGES ON FUND BALANCES

We make a daily charge on Fund balances to cover mortality and expense risks. This charge is currently 0.45% per year. We may change this charge from time to time, but it will never be more than 0.90% per year.

This charge pays us for the risks that:

- The group insured will, on average, live for shorter periods of time than we estimated.

- The cost of issuing and administering Certificates may be more than we estimated.

We assume the risk that the actual costs and assumed risks will be more or less than this charge.

Each Fund makes a daily charge for management fees. These charges will affect the investment results for the Fund. These charges are shown above under FUND EXPENSES.

TRANSACTION FEES

A fee of $25.00 is charged for the following transactions:

-     A full surrender of your Certificate.

-     A partial surrender of your Certificate.

- Each transfer of Cash Value between Funds, in excess of 12 transfers per Policy Year.

We may waive this fee in some cases. This will depend on the nature of the Group, including the number of insured persons and the expected costs of administering the Group Policy.

                           TERMINATION, REINSTATEMENT
                                 AND CONVERSION

TERMINATION OF THE GROUP POLICY

Either we or the Group Policyholder may terminate the Group Policy at any time on 60 days' written notice to the other. We may agree with the Group Policyholder that the Group Policy may not be terminated for a minimum period of time.

We may agree with the Group Policyholder to change the terms of the Group Policy. We may also change insurance and expense charges at any time. This will be subject to the limits shown in this Prospectus.

If the Group Policy is terminated, your coverage will end, except where the Group Policy provides for PORTABILITY (described below).

TERMINATION OF EMPLOYMENT OR MEMBERSHIP

Coverage under the Group Policy is only available to employees or members who are in an eligible class described in the Group Policy. If you are no longer in an eligible class, your coverage will end, except where the Group Policy provides for PORTABILITY (described below).

PORTABILITY

If you have more than $250.00 of Cash Value (net of any loans), you may choose to keep your Certificate in force if the Group Policy is terminated, or if you are no longer in an eligible class.

The Group Policy may also provide that Certificates may be kept in force if you are no longer eligible for these reasons:

-     Retirement.

-     Leave of absence.

-     Termination of employment.


If the Group Policy permits issuing Certificates to spouses of employees or members, the Group Policy may also provide that Certificates may be kept in force if your spouse is no longer eligible for these reasons:


-     Termination of your employment.

-     Your death.

-     Divorce.

The Group Policy may also provide that Certificates may be kept in force if the Group Policy is terminated. This will not apply to persons who are eligible to be insured under a replacement group policy.

MONTHLY INSURANCE AND ADMINISTRATIVE CHARGES MAY BE HIGHER for persons who choose to keep their Certificates in force under these provisions. These charges will not, however, be higher than the guaranteed maximum charges shown in this Prospectus.

CONVERSION PRIVILEGE

If your Certificate terminates for any reason other than lapse or surrender, and if you are not eligible to keep your Certificate in force under the above PORTABILITY provisions, then you may obtain an individual life insurance policy.

This converted life insurance policy will:

- Be on a form of life insurance we are then offering to persons of your age, in the amount for which you are applying.

-     Not be term life insurance.

-     Not include disability waiver of premium or other extra benefits.

The amount of converted life insurance will not exceed the lesser of:

- Your life insurance coverage amount under the Group Policy, minus any group life insurance for which you become eligible within 31 days of termination.

- $10,000, if you convert because the Group Policy is terminated, or amended so that you are no longer eligible.

If your coverage ends because the Group Policy is terminated, or amended so that you are no longer eligible, you may not convert unless you have been insured under the Group Policy for at least three years.

To convert, you must apply to our Customer Service Center within 31 days of termination, and pay the required premium. You do not need to provide proof of good health.

FULL SURRENDERS

You may surrender your Certificate at any time by returning the Certificate, with a written and signed request for a full surrender, to our Customer Service Center. We will pay your Cash Value, as of the Valuation Day on which the surrender is received in good order, minus:

-     A surrender charge of $25.00, during the first 20 Policy Years.

-     Any outstanding policy loan balance.

You may also make a partial surrender (see PARTIAL SURRENDERS on page 19 for details).

LAPSE

If there is not enough Cash Value to cover a monthly insurance or administrative charge, your Certificate will terminate (lapse), unless you make a payment within the grace period provided in the Group Policy. We will notify you at least 61 days before the end of the grace period.

REINSTATEMENT

If your Certificate lapses, you may apply to have it reinstated at any time up to three years after the date of lapse. We may require you to provide proof of good health at your expense. We may also require you to pay insurance and expense charges for two months prior to the date of reinstatement. Also, if you had a Certificate loan in force on the date of lapse, you must pay loan interest from the date of lapse.

Reinstatement will be effective when we approve your application and any proof of good health and receive the required payment. This effective date will apply for purposes of the suicide and incontestability provisions of the Group Policy.

If your coverage lapses while you are on a leave of absence covered by the Family and Medical Leave Act, or Uniformed Services Employment and Re-employment Rights Act, you may reinstate your Certificate within 31 days of your return to work, without providing proof of good health.

                             LIFE INSURANCE BENEFITS

When you apply, you must choose an amount of life insurance coverage as follows. The choices will depend on the terms of the Group Policy, as agreed to by the Group Policyholder, and are subject to the following:

-     The coverage amount will be a multiple of your annual compensation.

-     The coverage amount will not be less than $10,000.

- The coverage amount will not be more than the lesser of 10 times your annual compensation, or a fixed amount.

-     Amounts and choices may be limited by state law.

GUARANTEED ISSUE AMOUNTS

If you apply for insurance during the open enrollment period, we and the Group Policyholder may allow you (and your family members, if eligible) to buy a certain amount of life insurance coverage (the GUARANTEED ISSUE AMOUNT) without answering health questions or providing proof of good health.

The open enrollment period will be agreed to by us and the Group Policyholder and will be at least 31 days.

PROOF OF GOOD HEALTH

You will be required to provide proof of good health:

-     If you apply for more life insurance than the Guaranteed Issue Amount.

-     If you apply for an increase in your life insurance coverage amount.

-     If you apply for insurance after the end of the open enrollment period.

EFFECTIVE DATE OF COVERAGE

If you apply during the open enrollment period, the coverage you apply for (up to the Guaranteed Issue Amount) will begin on the later of:

-     The date you become eligible; and

-     The date your application is received at our Customer Service Center.


Coverage will not begin until we approve your application and proof of good health, in these cases:

-     Any amount of coverage that exceeds the Guaranteed Issue Amount.

-     Any request to increase your amount of coverage.

- Any application not received within 31 days after you first become eligible.

If you are not actively at work on the date your coverage would otherwise begin, your coverage will not begin until the date you return to work.

If your spouse is disabled, or if your spouse or child is confined in a hospital or confined at home under medical care, that person's coverage will not begin until that person is no longer disabled or the confinement ends.

If coverage is delayed more than 90 days due to these conditions, you will need to make a new application and provide proof of good health.

CHANGING THE COVERAGE AMOUNT

You may change your life insurance coverage amount by making a request in writing to our Customer Service Center.

You must provide proof of good health to increase life insurance coverage, except in these cases:

- Increases under the Automatic Increase Option, if provided for in the Group Policy.

- If the Group Policy provides, an increase of one times your annual compensation made within 31 days of a qualifying Life Status Change, as defined in the Group Policy.

You may also decrease your life insurance coverage amount. You may not decrease the coverage amount below $10,000 (or a lower amount, if required by state law). You may not decrease your coverage amount below the lowest amount which will meet the definition of a Life Insurance Policy under Section 7702 of the Internal Revenue Code (See TAX MATTERS, page 20).

AUTOMATIC INCREASE FEATURE

If the Group Policy provides an Automatic Increase Feature, and if you choose this feature, your life insurance coverage will be increased on each Policy Anniversary to reflect increases in your compensation since the last Policy Anniversary.

You do not need to provide proof of good health. There may be limits on the amount or percentage of any increase. This feature will terminate if you change your coverage amount to an amount which is not a multiple of your compensation.

LIFE INSURANCE DEATH BENEFIT

If you die, we will pay a life insurance benefit to your beneficiary. This benefit will be the total of:

-     Your life insurance coverage amount.

-     Your Cash Value, as of the date of death.

The life insurance benefit will be reduced by any Accelerated Payment Benefit that has been paid. Any outstanding loans, including loan interest, and premiums due, will also reduce the life insurance benefit we will pay.

We will pay the death benefit in a lump sum within 7 days after we receive, at our Customer Service Center, due proof of death and other information to confirm that the claim is covered. Payment may be delayed if:

-     The proper beneficiary cannot be identified or located.

-     The beneficiary is a minor or not able to give a valid release.

- The Certificate is being contested due to misstatements on the application, or other valid reasons.

-     A release needs to be received from any tax authority.

- Any other reason that would prevent timely payment of the benefit. Interest will be paid if we believe it is required by state law.

The life insurance benefit will never be less than the MINIMUM AMOUNTS shown in the Table below. If the amount shown in the table below is more than the total of your life insurance coverage amount and your Cash Value, we may do any of the following:

- Require you to increase your life insurance coverage amount, and provide proof of good health.

-     Require you to surrender some of your Cash Value.

-     Refuse to take premium payments.


  AGE   PERCENT  |   AGE    PERCENT  |   AGE   PERCENT
  AT    OF CASH  |   AT     OF CASH  |   AT    OF CASH
 DEATH   VALUE   |  DEATH    VALUE   |  DEATH   VALUE
 0-40     250%   |   54      157%    |   68      117%
  41      243%   |   55      150%    |   69      116%
  42      236%   |   56      146%    |   70      115%
  43      229%   |   57      142%    |   71      113%
  44      222%   |   58      138%    |   72      111%
  45      215%   |   59      134%    |   73      109%
  46      209%   |   60      130%    |   74      107%
  47      203%   |   61      128%    |  75-90    105%
  48      197%   |   62      126%    |   91      104%
  49      191%   |   63      124%    |   92      103%
  50      185%   |   64      122%    |   93      102%
  51      178%   |   65      120%    |   94      101%
  52      171%   |   66      119%    |  95-99    100%
  53      164%   |   67      118%    |

MISSTATEMENT OF AGE

If a person's age has not been correctly reported, all benefits will be adjusted to equal the benefits that would have been provided, based on the person's correct age and the amount of insurance charges paid.

SUICIDE

If you commit suicide within two years of the effective date of your Certificate, the death benefit will not be paid. Instead, we will refund all premiums that were paid, minus:

-     Any Policy loan amount; and

-     Any partial surrender payments made.

THE BENEFICIARY

The life insurance death benefit is paid to your beneficiary. You must choose a beneficiary when you apply for a Certificate.

You may change the beneficiary at any time prior to your death. Unless the existing beneficiary is an irrevocable beneficiary, you do not need the beneficiary's consent. The change must be in writing, must be signed by you (or by the Owner, if you have assigned your Certificate), must be in a form acceptable to us, and must be recorded by our Customer Service Center. A change of beneficiary will be effective on the date it was signed. However, the change will not affect any payment we make or action we take before the change is recorded.

Unless you direct otherwise:

- If a beneficiary dies before you, that beneficiary's share will be paid to the other beneficiaries.

- If you choose more than one beneficiary, the beneficiaries will be paid equal shares.

If you have not chosen a beneficiary, or if there is no beneficiary alive when you die, we will pay:

-     Your spouse, if living.

-     If not, in equal shares to your living children.

-     If there are none, in equal shares to your living parents.

-     If there are none, in equal shares to your living brothers and sisters.

-     If there are none, to your estate.

                           ADDITIONAL BENEFIT OPTIONS

The benefit options below are available as options for the Group Policyholder. Depending on the plan chosen by the Group Policyholder, these benefits may be available or may be included in the Certificates available to you. There may be an additional charge for these benefits.

ACCIDENTAL DEATH, DISMEMBERMENT AND INJURY

The Group Policy may include one of three Accident Benefit Riders. These riders pay an additional benefit for death or certain injuries that are caused by an accident, and from no other cause, within 90 days of the accident, and while coverage is in force.

The three options are:

1.    An additional death benefit equal to the life insurance coverage amount.

2. The above, plus a benefit (equal to a percentage of the life insurance coverage amount) for loss of a hand, loss of a foot, total loss of sight in an eye, or loss of the thumb and index finger of the same hand.

3. The above, plus a benefit (equal to a percentage of the life insurance coverage amount) for total loss of speech, total loss of hearing, paraplegia, hemiplegia or quadriplegia.

If an accident results in more than one loss, the additional benefit will not be more than the life insurance coverage amount. The Group Policy may provide that this benefit is available to your family members as well.

This benefit is subject to EXCLUSIONS which are contained in the Certificate, and which will be described in the brochure.

WAIVER OF COST OF INSURANCE DUE TO DISABILITY

The Group Policy may provide that some charges will not be deducted if you become totally disabled before reaching age 60, and remain totally disabled for the number of months (at least six but not more than 12) required by the Group Policy.

If the Group Policy provides this benefit, these charges will not be deducted:

-     Your monthly charge for life insurance.

-     Your monthly Certificate administrative fee.

- Any premiums for term life insurance on your spouse or children. (You may not add child life insurance after you have become disabled.)

Any of these charges deducted after you became totally disabled will be refunded. These charges WILL continue to be deducted:

-     Any charges on account of premiums paid after you become disabled.

-     Any charges under a Certificate issued to your spouse.

-     Any charge for additional benefits.

You must provide proof that you are totally disabled:

-     Not more than 12 months after you first become disabled.

- After that, whenever we ask for proof, but not more than once a year after two years.

We must also receive proof that you were totally disabled through the date of your death, within 12 months of your death.

You will be deemed totally disabled if you cannot do any work for wage or profit, due to sickness or injury.

You may not increase your life insurance coverage amount while charges are being waived.

Waiver of charges will end if:

-     You reach age 65.

-     You fail to provide proof of disability when we request.

-     You surrender your Certificate.

PAID-UP LIFE INSURANCE

The Group Policy may allow you to use all or part of your Cash Value (less any loan amount, including loan interest) to buy paid-up life insurance under a separate policy. The premium for paid-up life insurance will be based on the guaranteed maximum cost of insurance under the Group Policy, and the minimum guaranteed rate of interest for the Fixed Account.

You do not need to provide proof of good health. Your life insurance coverage amount under the Group Policy will be reduced by the amount of paid-up life insurance you buy.

ACCELERATED PAYMENT BENEFITS

The Group Policy may provide for one or more of the following three options:

1. A lump sum benefit of up to 60% of your life insurance coverage amount, if you become TERMINALLY ILL. At least two physicians (not affiliated with each other) must certify that you are expected to live less than 12 months. We may require other medical proof that you are terminally ill.

2. A benefit for confinement in a NURSING CARE OR CUSTODIAL CARE FACILITY. To receive this benefit, you must:

      - Have an IMPAIRMENT, as defined in the Group Policy (this generally means the inability to perform two or more defined activities of daily living, or disability due to Alzheimer's Disease or similar conditions).

      - Be confined for at least 90 days in a NURSING CARE OR CUSTODIAL CARE FACILITY, as defined in the Group Policy.

      - Provide certification by two physicians (not affiliated with each other) that you are expected to need confinement for the rest of your life.

      This benefit will be paid either as:

      - A lump sum benefit of up to 60% of your life insurance coverage amount; or

      - Up to 30 monthly payments of 2% of your life insurance coverage amount.

3. A lump sum benefit of up to 60% of your life insurance coverage amount, if you are diagnosed with one or more of the following SPECIFIED DISEASES, as defined in the Group Policy:

      -     Life threatening cancer.

      -     Heart attack.

      -     Kidney failure.

      -     Stroke.

      -     Organ transplants.

      -     Acquired Immune Deficiency Syndrome (AIDS).

      A physician must certify the diagnosis. We may require other medical proof.

Only one of these three benefits may be claimed. This benefit will end when one of the benefits is paid. Your life insurance coverage amount will be reduced by the amount of this benefit paid. Monthly insurance charges will still be payable based on the life insurance coverage amount before the reduction.

SEAT BELT BENEFIT

The Group Policy may provide for an extra benefit of 10% of your life insurance coverage amount (but not more than $10,000) if you die as a result of an accident while driving or riding in a private passenger car and properly wearing your seat belt. Proper use of the seat belt must be certified in the official accident report.

LIFE INSURANCE FOR FAMILY MEMBERS

The Group Policy may include life insurance coverage options for your spouse and dependent children. These options may include:

- The option for your spouse to buy his or her own variable life insurance Certificate (including the right to build Cash Value in the Variable Funds and/or the Fixed Account).

-     The option for you to buy term life insurance coverage on your spouse.

- The option for you to buy term life insurance coverage on your dependent children.

Eligibility requirements for children will be set forth in the Group Policy, and may include:

- Age limits (including a higher age limit for full time students or handicapped children).

-     A requirement that the child be unmarried.

-     A requirement that the child be dependent.

Life insurance coverage for spouses will be subject to these limits:

-     Coverage may not exceed three times your annual compensation.

-     Coverage may not exceed $100,000.

-     Coverage may be subject to lower limits under state law.

Term life insurance coverage on a spouse or dependent child will end when:

-     The spouse or child is no longer eligible.

-     Your Certificate terminates.

-     You choose to terminate the coverage.

- A spouse or child chooses to buy a variable life insurance Certificate (if permitted by the Group Policy).

                               CASH VALUE FEATURES

HOW YOUR CERTIFICATE IS VALUED

Your Cash Value consists of the total value invested in all of the Variable Funds and in the Fixed Account.

When premiums are allocated to one of the Variable Funds, UNITS of the Variable Fund are BOUGHT at the UNIT VALUE of the Variable Fund as of the current VALUATION DAY.

When monthly deductions, surrenders and transfers are made, or when transaction fees are charged, UNITS of the Variable Fund are SOLD at the UNIT VALUE of the Variable Fund as of the current VALUATION DAY.

VALUATION DAY means any day on which the New York Stock Exchange is open, other than any day on which the Exchange is restricted, or a day on which the SEC has determined that an emergency exists which prevents valuing or trading securities. All valuations shall be made as of the close of trading on a Valuation Day (currently 4:00 p.m., Eastern Time).

The UNIT VALUE of each Variable Fund will increase or decrease based on the investment performance of the Variable Fund. The Unit Value as of each Valuation Day is equal to the Unit Value as of the last Valuation Day, multiplied by the INVESTMENT FACTOR, which measures the Variable Fund's investment performance (net of expenses) since the last Valuation Day.

The INVESTMENT FACTOR as of each Valuation Day is figured as follows:

1. The Net Asset Value per share of the Variable Fund as of the Valuation Day; plus

2. The per-share amount of any distribution declared by the Variable Fund, if the "ex-dividend" date is after the last Valuation Day (and we will reinvest any distribution in shares of the Variable Fund); minus

3. The per-share amount of any taxes imposed on the Separate Account since the last Valuation Day; minus

4. The Daily Charge on Fund Balances for mortality and expense risks, multiplied by the number of days since the last Valuation Day; divided by

5. The Net Asset Value per share of the Variable Fund as of the last prior Valuation Day.

As of each Valuation Day, your Cash Value invested in each Variable Fund equals the number of Units multiplied by the Unit Value.

Your Cash Value in the FIXED ACCOUNT as of each Valuation Day is figured as follows:

1.    Cash Value in the Fixed Account as of the last Valuation Day; minus

2. Charges deducted from the Fixed Account, and transfers and surrenders from the Fixed Account, since the last Valuation Day; plus

3.    Interest at the current interest rate on the difference between (1) and
      (2); plus

4. Transfers into, and premiums allocated to, the Fixed Account since the last Valuation Day.

Your Cash Value in the Fixed Account is guaranteed. However, there is no guarantee that the Cash Value in the Variable Funds will equal or exceed the premiums allocated to the Variable Funds.

We will provide you, at least annually, with a report which shows:

-     The number of Units of each Variable Fund credited to your Certificate.

-     The current Unit Value for each Variable Fund.

-     The Cash Value in each Variable Fund.

-     The Cash Value in the Fixed Account.

-     The amount of any outstanding loans.

You may obtain this information daily from our Customer Service Center.

POLICY LOANS

You may obtain a loan from us at any time. Each loan must be for at least $250.00. The total of all loans may not exceed 90% of your Cash Value. We will require you to sign a loan agreement which assigns your Certificate to us as security for the loan.

We will charge Interest on the loan at an annual rate of 8%. Payment of interest is due on each Policy Anniversary, or when your Certificate is terminated or surrendered. If you do not pay interest within 30 days of the Policy Anniversary, we will add it to the loan, as of the Policy Anniversary.

When you obtain a loan, or when interest is added to your loan, we will withdraw Cash Value equal to the amount loaned from your Cash Value and place it in a special Loan Account. Unless you direct otherwise in writing, we will make these withdrawals from each Variable Fund in which your Cash Value is invested, and from the Fixed Account, in proportion to the balance of each Fund and the Fixed Account. We will credit interest to this Loan Account at an effective annual rate of at least 6%.

If your Certificate terminates for any reason, including surrender, lapse, death or termination of the Group Policy, we will use the amount in the Loan Account to repay the loan. If the amount of the loan is greater than the value of the Loan Account, we will reduce the death benefit or surrender amount by the difference.

When you repay all or part of any loan, we will transfer the amount of the repayment from the Loan Account to the Variable Funds and the Fixed Account, based on the premium allocation percentage then in force.

A loan, whether or not it is repaid, will affect the death benefit and the Cash value. This is because the investment results of the Variable Funds and the Fixed Account only apply to the non-loaned part of the Cash Value. The longer a loan is outstanding, the greater the effect is likely to be. Depending on the investment results of the Variable Funds or the Fixed Account while the loan is outstanding, this effect could be favorable or unfavorable.

PARTIAL SURRENDERS

You may make a partial surrender of your Cash Value at any time by making a written request to our Customer Service Center. The amount of the partial surrender may not be more than 90% of your Cash Value (net of any loan amount), and may not be less than $250.00. A $25.00 transaction fee will be charged, for partial surrenders during the first 20 Policy Years.

Unless we agree otherwise, we will deduct the amount surrendered and the transaction charge from each Fund and the Fixed Account in proportion to the balance of each Fund and the Fixed Account.

A partial surrender will not reduce your life insurance coverage amount. Since it reduces your Cash Value, however, it will reduce the death benefit.

                           OTHER IMPORTANT PROVISIONS

DEFERRAL OF PAYMENT

We may defer the payment of any amount from a Variable Fund:

-     When the New York Stock Exchange is closed;

-     When required by the Securities and Exchange Commission.

We may defer the payment of any amount surrendered from the Fixed Account for up to six months. If required by law, we will pay interest.

FIXED BENEFIT POLICY EXCHANGE

If required by state law, you may exchange your Certificate for a certificate under a fixed benefit Group Universal Life Insurance Policy, within 18 months of your Certificate effective date. This certificate will bear the same effective date as your Certificate under this Policy. If available, the certificate will include any additional benefits provided to you under your Certificate under this Policy. Your Certificate's Cash Value as of the date of the exchange will be transferred to the fixed benefit certificate.

ASSIGNMENT

You may transfer all of your rights under your Certificate to any other person, while you are living, by making a written assignment, in a form acceptable to us. The person to whom you assign your Certificate will become the owner of the Certificate, and will have the power to exercise all rights and receive all benefits provided by the Certificate.

We will not be bound by any assignment until we receive and record it at our Customer Service Center. We are not responsible for the validity of any assignment. We may refuse to record any assignment where we believe:

-     The assignment would not be permitted by law; or

-     The assignment would increase our duties or risks.

MISREPRESENTATIONS

We issue Certificates in reliance on the statements you make in your application, and on any proof of good health that you provide. We may rescind your Certificate, to the extent permitted by law, if the information on which we relied is incorrect.

No statement will be used to rescind your Certificate or deny a claim, unless you die within two years of your Certificate effective date.

If your life insurance coverage amount was increased, or if your Certificate was reinstated, no statement will be used to contest the increase or the reinstatement, unless you die within two years of the effective date of the increase or reinstatement.

STATE VARIATIONS

The terms of the Policy may vary from state to state, due to the requirements of state law.

NONPARTICIPATING POLICIES

The Group Policy is a nonparticipating policy, and is not entitled to share in our surplus or profits.

DOLLAR COST AVERAGING

If you have Cash Value of at least $3,000 in the CIGNA VP Money Market Fund, you may choose to take part in this program. Under this program, Cash Value is reallocated between the Variable Funds every month. This may reduce the impact of market fluctuations, when compared to making reallocations less frequently. Since the same dollar amount is transferred each month, more Units of each Variable Fund are bought if the Unit Value is low, and fewer are bought if the Unit Value is high. As a result, over the long term, a lower average cost per unit may be obtained. This plan allows you to take advantage of market fluctuations, while reducing the risk of short term price fluctuations. However, it does not guarantee a profit, or protect against a loss in declining markets.

To elect this program, you must request a Dollar Cost Averaging Election Form and return it to our Customer Service Center. This program will begin with the first month after your completed form is received, as long as you have at least $3,000 in the CIGNA VP Money Market Fund.

All Dollar Cost Averaging transfers will take place as of the first Valuation Day of each month. The minimum amount of any transfer is $25.00. There is no charge for this program. However, each transfer counts toward the 12 free transfers between Funds each Policy Year. A fee will be charged for each extra transfer. We may charge a fee for this service in the future.

Dollar Cost Averaging will end when:

-     The number of transfers requested have taken place.

- There is not enough Cash Value in the CIGNA VP Money Market Fund to make a scheduled transfer.

-     We receive your written request to terminate the program.

VOTING RIGHTS

Shareholders of the Variable Funds may have the right to vote those shares at meetings of shareholders of the Funds. While we are the owner of the shares in the Separate Account, we will cast our vote as we are directed by the owners of Certificates.

We will do this because we believe it is required by current law. We may, however, vote the shares in our own right, if at any time we believe it is permitted by law.

You will receive any appropriate PROXY MATERIALS and reports. We will request your instructions at least 14 days prior to the shareholder meeting.

We will vote ALL the shares of a Variable Fund owned by the Separate Account (or abstain from voting) pro rata, based on the written instructions we receive from Certificate owners. Your voting share will be based on your pro rata number of Units invested in a particular Variable Fund. This will be figured as of the record date set by the Variable Fund, which will not be more than 60 days before the meeting. Your voting share will be figured separately for each Variable Fund in which you have invested Cash Value. We will vote on the basis of fractional shares, if necessary.

The Variable Funds do not hold regular meetings of shareholders.

We may disregard voting instructions received from Certificate owners, if we are required to do so by state insurance regulators. This may be required if the vote would change the investment objectives of the Variable Fund:

-     In a way prohibited by state insurance law; or

-     In a way that would harm the Separate Account; or

-     In a way that would result in overly speculative or unsound investments.

This may also be required if the vote is to approve or disapprove an investment advisory contract for the Variable Fund.

If for any reason we do disregard voting instructions from Certificate owners, we will include the reasons for this action in the next annual report to Certificate owners.

                                   TAX MATTERS

Below is a brief summary of federal tax issues affecting the Group Policy. This summary is based on current federal tax law and regulations, and may be subject to change if there are any changes in those laws and regulations. This is a general summary and should not be relied on as tax advice. For specific advice, please consult a qualified tax advisor.

All Section references below are to the Internal Revenue Code of 1986, as amended.

QUALIFICATION AS A LIFE INSURANCE POLICY

Section 7702 provides that if certain tests are met, a Policy will be treated as a life insurance contract for federal tax purposes. We will monitor compliance with these tests. As a result, the following federal income tax rules should apply:

-     DEATH BENEFITS should be excluded from the beneficiary's income under
      Section 101(a). This includes any CASH VALUE that is paid as part of the death benefit. This also includes any benefit for accidental death.

- INCREASES IN CASH VALUE should not be subject to income tax until it is withdrawn, or until the Certificate terminates.

- SURRENDERS OF CASH VALUE should be subject to income tax only to the extent that the total amount received is greater than the total amount of premiums you have paid for the Certificate. See Section 72(e).

- POLICY LOAN proceeds should not be subject to tax. However, if your Certificate LAPSES while a policy loan is outstanding, you will be subject to income tax to the extent that your Certificate's Cash Value (including the loan amount) is greater than the total premiums paid.

- Amounts that you receive while you are TERMINALLY ILL may be excluded from your income under Section 101(g).

-     Benefits for ACCIDENTAL INJURIES should be excluded from your income under
      Section 105(c).

- Any other benefit which you receive due to INJURY OR SICKNESS may be excluded from your income under Section 104(a)(3), unless premiums were paid by your employer and not included in your income. See IRS Regulations, Section 1.72-15.

MODIFIED ENDOWMENT CONTRACTS

Section 7702A imposes different rules on policies where the total premiums paid during the first 7 years are more than the premiums that would have been required for the policy's benefits to be paid-up after seven equal annual premiums. These policies are known as Modified Endowment Contracts.

If, under this test, a Certificate is a Modified Endowment Contract, these special rules apply:

- Any partial surrender or loan proceeds (including loan proceeds from another lender to whom you have assigned the Certificate as collateral) is subject to income tax to the extent your Certificate's Cash Value is greater than the total premiums paid for your Certificate.

- Any amount that is subject to income tax under the rule above will also be subject to a 10% penalty tax, unless you (or your assignee, if you have assigned your Certificate) are over age 59-1/2 or are disabled.

If your Certificate is not a Modified Endowment Contract based on the premiums and life insurance coverage amount when it is issued, we will monitor your premium payments. We will notify you if, as a result of premium payments or coverage changes, it appears your Certificate will become a Modified Endowment Contract.

INTEREST ON POLICY LOANS

Interest paid on loans for personal purposes is not deductible. While interest paid on loans for business purposes may be deductible, there are strict limits on deducting interest on life insurance policy loans for business purposes. See
Section 264. You should consult a qualified tax advisor before taking a policy loan for business purposes.

ALTERNATIVE MINIMUM TAX

If a Certificate is owned by a corporation, then the Alternative Minimum Tax imposed by Section 55 may apply to:

-     All or part of increases in Cash Value.

-     Death benefits.

-     Other distributions.

See Section 56(c)(1) and Section 56(g)(4)(B).

DIVERSIFICATION REQUIREMENTS

Section 817(h) provides that a variable life insurance policy will not enjoy the favorable tax treatment of a life insurance policy unless the investments of the Separate Account are adequately diversified. We believe that the Separate Account meets these requirements.

In 1986, the IRS stated that it might issue guidelines that would cause a policy to fail to meet these requirements if the Certificate owner has too much control over the Variable Fund investments. The IRS has not issued any guidelines and we do not expect that any such guidelines would adversely affect the policies. If the IRS issues regulations limiting the number of Variable Funds, transfers among funds, etc., we will take whatever steps we can so that the Policies would continue to qualify for favorable income tax treatment as life insurance policies.

TAXATION OF THE COMPANY

We are taxed as a life insurance company under the Internal Revenue Code. Since the Separate Account is a part of the insurance company, it is not taxed separately as a regulated investment company under Subchapter M.

We do not expect to incur any federal income tax liability that would be chargeable to the Separate Account. As a result, we do not impose a charge on the Separate Account for federal income taxes. We may impose a charge if at any time we believe that the Separate Account will incur any federal income taxes.

We may also incur state and local taxes, other than premium taxes. At present, we are paying these taxes, and not charging them to Certificate holders, as they are not significant. We may, however, impose charges on account of these taxes if they increase.

PREMIUM TAXES AND DEFERRED ACQUISITION COSTS

In general, all premiums (including lump sum premiums) paid for life insurance policies are subject to premium tax under state law. These taxes range from 0.0% to 3.0%.

We are also subject to federal income tax under Section 848 on account of deferred acquisition costs.

We will recover all or part of these taxes through the PREMIUM CHARGE (see page
9). Part of these taxes may also be recovered through other charges (such as the monthly cost of insurance).

OTHER TAX CONSIDERATIONS

All or part of Policy benefits may also be subject to federal estate and gift taxes, as well as state and local income, estate and inheritance taxes. You should consult a qualified tax advisor for advice concerning the tax consequences of buying a Certificate or making transactions under it.

                              THE INSURANCE COMPANY

Connecticut General Life Insurance Company is a stock life insurance company, incorporated in Connecticut in 1865. Our Home Office mailing address is Hartford, Connecticut 06152; telephone (860) 726-6000. We are licensed to sell group and individual life and health insurance and annuity contracts in all states, the District of Columbia, Puerto Rico and certain foreign countries. We are an indirect wholly-owned subsidiary of CIGNA Corporation, Philadelphia, Pennsylvania, and have other affiliates and subsidiaries which are also in the business of insurance.

The Policies are sold by independent insurance brokers, general agents, and registered representatives of broker-dealers who are members of the National Association of Securities Dealers, Inc. ("NASD").

THE SEPARATE ACCOUNT

We established CG VARIABLE LIFE INSURANCE SEPARATE ACCOUNT A (THE SEPARATE ACCOUNT) on May 22, 1995 for the purpose of holding shares of the Funds which support your Cash Value. Under Connecticut law, the income, gains or losses of the Separate Account are credited to policyholders without regard to our other income, gains or losses. The Separate Account is protected against claims of our other creditors, to the extent of our obligations to variable life insurance policyholders funded by the Separate Account. The result is that the investment performance of Certificates invested in the Funds depend on the investment performance of the Funds - and not on the results of our other businesses and investments.


The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 and meets the definition of a "separate account." The SEC does not supervise the Separate Account or our management or investments. We do not guarantee the investment performance of the Separate Account, or of Policies whose Cash Values are invested in the Separate Account.


We have other separate accounts which are registered with the SEC as Unit Investment Trusts, for the purpose of funding our variable annuity contracts and other variable life insurance contracts.

We own all the assets of the Separate Account, which we hold as custodian for the benefit of policyholders whose Cash Values are invested in the Separate Account. All of our obligations under the Policies are our general corporate obligations.

We may take the following actions with respect to the Separate Account. We will take these actions only as permitted by applicable laws, including obtaining any required regulatory approval.

-     Add, combine, or remove any Fund.

-     Create new separate accounts.

-     Combine the Separate Account with one or more other separate accounts.

- Operate the Separate Account as a management investment company under the Investment Company Act of 1940, or in any other form permitted by law,

- Terminate the registration of the Separate Account under the Investment Company Act of 1940.

-     Use a committee to manage the Separate Account.

- Transfer assets in any Fund to another Fund, to other separate accounts, or to our general account.

- Take any actions required to comply with the Investment Company Act of 1940, or to obtain and continue any exemptions from that Act.

FINANCIAL RATINGS

We are rated by independent financial rating services, including Moody's, Standard & Poor's, Duff & Phelps and A. M. Best Company. These ratings are intended to reflect our financial strength or claims-paying ability. They are not based on the investment results or financial strength of the Separate Account. We may advertise these ratings from time to time. We may also advertise comparisons of currently taxable and tax deferred investments, based on selected tax brackets, or discuss other investments and general economic conditions.

DIRECTORS AND OFFICERS

Our directors and principal officers are named below. The address of each is 900 Cottage Grove Road, Hartford, CT 06152. Each has been employed by us or our affiliates for more than five years except Mr. Pastore, Ms. Cooper and Mr. Pacy. Prior to January 1996, Mr. Pastore was Senior Vice President, Citicorp. Prior to January 1999, Ms. Cooper was Associate Attorney, Robinson, Donovan, Madden & Barry, P.C., Springfield, MA. Prior to January 1995, Mr. Pacy was Senior Manager
- IT Infrastructure and Technology Manager, Digital Equipment Corporation.

Thomas C. Jones                           Director and President
                                          (Chief Executive Officer)
William M. Pastore                        Director and Senior Vice
                                          President
                                          (Chairman of the Board)
Marc L. Preminger                         Director and
                                          Senior Vice President
                                          (Chief Financial Officer)
Susan L. Cooper                           Corporate Secretary
Andrew G. Helming                         Secretary
Stephen C. Stachelek                      Vice President and
                                          Treasurer
Joseph M. Fitzgerald                      Director and Senior
                                          Vice President
Carol M. Olsen                            Director and Senior
                                          Vice President
John E. Pacy                              Director and Senior
                                          Vice President
Patricia L. Rowland                       Director and Senior
                                          Vice President
W. Allen Schaffer, M.D.                   Director and Senior
                                          Vice President
John Cannon, III                          Director and Chief Counsel
Harold W. Albert                          Director
Robert W. Burgess                         Director

                                  OTHER MATTERS

AGREEMENTS WITH GROUP POLICYHOLDERS

We may agree with the Group Policyholder to make changes in the terms of the Group Policy. These changes may include, for example:

- Agreeing to specific fees and charges. In no case will these fees or charges be more than the maximum amounts shown in this Prospectus.

- Agreeing to waive specific fees and charges, in all cases, or only if certain conditions are met.

-     Extending the time periods for exercising certain rights under the Group
      Policy.

- Agreeing to limit the conditions under which proof of good health will be required to buy or increase life insurance coverage.

- Setting forth eligibility requirements for employees or members and their family members.

-     Other changes permitted by law.

You will be given information concerning the specific terms of your employer's or union's Group Policy.

DISTRIBUTION OF POLICIES

The Policies will be sold by persons who are licensed as insurance agents or brokers in the state where the Policy is sold. These agents and brokers will be registered representatives of broker-dealers who are registered under the Securities Exchange Act of 1934 and who are members of the National Association of Securities Dealers ("NASD").

The Policies will be distributed by our principal underwriter, CIGNA Financial Services, Inc., 900 Cottage Grove Road, Hartford, CT 06152. CIGNA Financial Services, Inc. is a Delaware corporation organized in 1995. It is the principal underwriter for our other registered Separate Accounts.

We may pay commissions to agents and brokers in connection with the sale of the Policies. These commissions will not be more than 20% of premium payments during the first policy year, and not more than 15% of premium payments after that. We may also pay commissions based on Cash Value balances. All commissions will be recovered through the other charges under the Policy.

STATE REGULATION

We are subject to insurance laws and regulations of Connecticut, our home state, as well as those of other states where we do business. Each year, we file an annual statement with insurance departments that cover our operations for the prior year, and our financial condition at the end of the prior year.

State regulation includes periodic review by regulators to determine our contract liabilities and reserves so the insurance department may certify that those items are correct. Our books and accounts are subject to insurance department review at any time, and includes a full examination of our operations at least every five years by the National Association of Insurance Commissioners.

This regulation does not involve any supervision of our management or investment practices or policies.

A blanket bond for $10 million covers all of our officers and employees.

YEAR 2000 COMPLIANCE

Our operations are highly dependent on computer systems. If these systems could not correctly process dates both before and after the Year 2000, or if these systems for any reason could not correctly operate starting in the Year 2000, our operations could be interrupted. This could include the processing of transactions and other activities related to the Separate Account and the Policies. This could have a material adverse effect on our results of operations.

We have modified or replaced our key systems to address this risk. We expect to complete this work for all remaining systems by the end of 1999. We are using both our own staff and outside vendors and consultants to meet this timetable. We do not believe the costs of these efforts will have a material adverse effect on our financial results.

We do business with third parties (such as employers, banks and administrators) and rely on data provided by these parties. We also bear credit risks on other parties, such as entities in which we invest. We are seeking to identify and correct our risks with respect to the failure of any of these third parties to be Year 2000 ready. We cannot reasonably estimate the effects of any third party failures on our financial results.

REPORTS TO CERTIFICATE OWNERS

We will provide you with an annual statement which will show:

-     Your current life insurance coverage amount.

-     Your current death benefit.

-     Your current Cash Value.

-     Your Cash Value after policy loans are taken into account.

-     Premiums paid since the last report.

-     Monthly charges deducted since the last report.

-     Loan activity and interest since the last report.

-     The amount of Cash Value in each Variable Fund, and in the Fixed Account.


We will also provide you with an annual report including a financial statement for the Separate Account.


We will also provide you with a statement of significant transactions, such as:

-     Changes in life insurance coverage amount.

- Changes in allocations of premium payments to the Variable Funds and/or the Fixed Account.

- Transfers among the Variable Funds, or between the Variable Funds and the Fixed Account.

-     Loans and loan repayments.

-     Termination and reinstatement.

We will mail these reports to you at your last known address.

LEGAL PROCEEDINGS

Neither we nor our Separate Account are involved in, or aware of, any material lawsuits or administrative proceedings, other than ordinary routine litigation that is incidental to our business.

CIGNA Financial Services, Inc., the principal underwriter, is not a party to any material lawsuits of any kind.

EXPERTS


Actuarial opinions regarding the Policies have been provided by Benjamin Clement, FSA, MAAA, and are contained in the opinion filed as an exhibit to our Registration Statement, on Mr. Clement's authority as an expert in actuarial matters.


Legal matters involving the federal securities laws have been reviewed by Jorden Burt Boros Cicchetti Berenson & Johnson LLP, Washington, D.C.

Legal matters related to the Policies have been reviewed by Michael A. James, Chief Counsel, CIGNA Group Insurance, Philadelphia, PA 19192, in the opinion filed as an exhibit to our Registration Statement, given on his authority as an expert in these matters.


The consolidated financial statements as of December 31, 1998 and 1997, and for each of the years included in this Prospectus, have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of PricewaterhouseCoopers LLP as experts in auditing and accounting.


REGISTRATION STATEMENT

We have filed a Registration Statement with the Securities and Exchange Commission under the Securities Act of 1933, with respect to the Group Policies. This prospectus does not contain all the information in the Registration Statement (as amended), and its exhibits. You should refer to the Registration Statement for more information.

The statements in this Prospectus about the Policy are a summary of the Policy. The complete terms of the Policy are contained in the Policy which was filed with the Registration Statement, and the specific terms of the Policy issued to a particular Group Policy will be contained in that Group Policy, which can be inspected at the Group Policyholder's offices.

                                  ILLUSTRATIONS

Below are tables which show how Cash Value and death benefits may vary over time based on investment performance. These tables are based on the following assumptions:

-     The Certificate was issued at age 40.

-     The life insurance coverage amount is $100,000.

-     There are no optional benefits.

-     The monthly premium is $100.00.

- There are no premium payments other than the monthly premiums shown in the tables.

- There are no policy loans, partial surrenders, or changes in coverage amount.

-     No premiums are allocated to the Fixed Account.

-     Not more than 12 transfers between Funds are made during a Policy Year.

- Investment management fees are at an effective annual rate of 0.65% of Cash Value.

-     No taxes are imposed on the Separate Account.

CURRENT VALUE illustrations are based on the following assumptions:

- Monthly cost of insurance rates are based on the uniform cost of group life insurance (Table I) under Section 79 of the Internal Revenue Code, as of May 1, 1999.

-     Daily charges on Fund balances at an effective annual rate of 0.45%.

-     Premium charges of 3.00% of each premium payment.

- Monthly certificate expense charges of $3.25 per month for each month where Cash Value (net of loans) does not exceed $10,000, or $2.20 per month for each month where Cash Value (net of loans) exceeds $10,000.

GUARANTEED illustrations are based on the following assumptions:

- Monthly cost of insurance rates are based on the maximum rates permitted by the Policy.

-     Daily charges on Fund balances at an effective annual rate of 0.90%.

-     Premium charges of 5.00% of each premium payment.

- Monthly certificate expense charges of $6.00 per month for each month where Cash Value (net of loans) does not exceed $10,000, or $5.00 per month for each month where Cash Value (net of loans) exceeds $10,000.

The last column of the tables shows the amount which would accumulate if an amount equal to each premium payment illustrated were invested, and earned interest, after taxes, at 5% per year compounded each year.

If investment management fees and other charges against the Funds are taken into account, the actual rates of return shown in these illustrations would be:

    GROSS                       GUARANTEED
   RATE OF        CURRENT        MAXIMUM
   RETURN         CHARGES        CHARGES
     0%           -1.10%         -1.55%
     6%            4.90%          4.45%
    12%           10.90%         10.45%

If you request, we will provide similar illustrations, showing values based on both current charges and guaranteed maximum charges, based on:
- Your age;
- Your requested amount of life insurance coverage;
- Your requested monthly premium payment.

These illustrations are based on hypothetical rates of return. They are not intended to show actual past or expected future performance. Actual rates of return may be more or less than is shown here. Your actual rate of return will depend on a number of factors, including:

-     Your investment allocations.

-     The actual returns of each Variable Fund.

-     Whether you take Policy loans or make partial surrenders.


           ILLUSTRATION BASED ON CURRENT EXPENSE AND MORTALITY CHARGES

END OF    POLICY       0% RETURN            6% RETURN           12% RETURN        PREMIUMS
POLICY    YEAR      CASH      DEATH      CASH      DEATH      CASH      DEATH      PLUS 5%
 YEAR    PREMIUM    VALUE    BENEFIT     VALUE    BENEFIT     VALUE    BENEFIT    INTEREST
  1       1,200       916    100,916       945    100,945       975    100,975      1,232
  2       1,200     1,821    101,821     1,937    101,937     2,055    102,055      2,526
  3       1,200     2,716    102,716     2,977    102,977     3,254    103,254      3,885
  4       1,200     3,602    103,602     4,068    104,068     4,583    104,583      5,311
  5       1,200     4,478    104,478     5,213    105,213     6,057    106,057      6,809
  6       1,200     5,201    105,201     6,266    106,266     7,539    107,539      8,382
  7       1,200     5,916    105,916     7,370    107,370     9,183    109,183     10,033
  8       1,200     6,623    106,623     8,529    108,529    11,013    111,013     11,767
  9       1,200     7,323    107,323     9,744    109,744    13,049    113,049     13,588
 10       1,200     8,015    108,015    11,029    111,029    15,307    115,307     15,499
 11       1,200     8,472    108,472    12,146    112,146    17,569    117,569     17,506
 12       1,200     8,925    108,925    13,317    113,317    20,079    120,079     19,614
 13       1,200     9,372    109,372    14,546    114,546    22,861    122,861     21,827
 14       1,200     9,815    109,815    15,835    115,835    25,948    125,948     24,151
 15       1,200    10,259    110,259    17,187    117,187    29,370    129,370     26,590
 16       1,200    10,382    110,382    18,274    118,274    32,823    132,823     29,152
 17       1,200    10,504    110,504    19,413    119,413    36,652    136,652     31,842
 18       1,200    10,625    110,625    20,608    120,608    40,898    140,898     34,666
 19       1,200    10,744    110,744    21,862    121,862    45,608    145,608     37,632
 20       1,200    10,862    110,862    23,177    123,177    50,830    150,830     40,746
 25       1,200     8,950    108,950    27,931    127,931    83,515    183,515     58,812
 30       1,200     1,686    101,686    27,655    127,655   131,004    231,004     81,870

     ILLUSTRATION BASED ON GUARANTEED MAXIMUM EXPENSE AND MORTALITY CHARGES

END OF   POLICY        0% RETURN            6% RETURN           12% RETURN        PREMIUMS
POLICY    YEAR      CASH      DEATH      CASH      DEATH      CASH      DEATH      PLUS 5%
 YEAR    PREMIUM    VALUE    BENEFIT     VALUE    BENEFIT     VALUE    BENEFIT    INTEREST
  1       1,200       590    100,590       609    100,609       628    100,628      1,232
  2       1,200     1,131    101,131     1,204    101,204     1,279    101,279      2,526
  3       1,200     1,620    101,620     1,781    101,781     1,953    101,953      3,885
  4       1,200     2,054    102,054     2,335    102,335     2,646    102,646      5,311
  5       1,200     2,431    102,431     2,860    102,860     3,357    103,357      6,809
  6       1,200     2,748    102,748     3,354    103,354     4,085    104,085      8,382
  7       1,200     3,001    103,001     3,809    103,809     4,828    104,828     10,033
  8       1,200     3,189    103,189     4,220    104,220     5,582    105,582     11,767
  9       1,200     3,309    103,309     4,583    104,583     6,345    106,345     13,588
 10       1,200     3,353    103,353     4,885    104,885     7,109    107,109     15,499
 11       1,200     3,315    103,315     5,117    105,117     7,867    107,867     17,506
 12       1,200     3,184    103,184     5,262    105,262     8,605    108,605     19,614
 13       1,200     2,950    102,950     5,306    105,306     9,307    109,307     21,827
 14       1,200     2,600    102,600     5,228    105,228     9,956    109,956     24,151
 15       1,200     2,121    102,121     5,008    105,008    10,541    110,541     26,590
 16       1,200     1,508    101,508     4,631    104,631    11,037    111,037     29,152
 17       1,200       752    100,752     4,081    104,081    11,423    111,423     31,842
 18       1,200      **       **         3,338    103,338    11,677    111,677     34,666
 19       1,200      **       **         2,386    102,386    11,774    111,774     37,632
 20       1,200      **       **         1,197    101,197    11,682    111,682     40,746
 25       1,200      **       **          **       **         6,490    106,490     58,812
 30       1,200      **       **          **       **          **       **         81,870

** Note: The planned premium for this illustration will not provide cash values and death benefits in these policy years

                              FINANCIAL STATEMENTS

Below are the consolidated balance sheets of the insurance company and its subsidiaries as of December 31, 1998 and 1997, and consolidated statements of income, retained earnings and cash flow for the years ended December 31,1998, 1997 and 1996.

These financial statements only bear upon our ability to meet our obligations under the Policies. No financial statements of the Separate Account are included, because as of the date of this Prospectus the Separate Account had not yet begun operations.

                            CONNECTICUT GENERAL LIFE

                                INSURANCE COMPANY

                        CONSOLIDATED FINANCIAL STATEMENTS


                                DECEMBER 31, 1998

                            Opinion furnished by PWC.

                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors and Shareholder of Connecticut General Life Insurance Company

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income, comprehensive income and changes in shareholder's equity and of cash flows present fairly, in all material respects, the financial position of Connecticut General Life Insurance Company and its subsidiaries at December 31, 1998 and 1997, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1998, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

PRICEWATERHOUSECOOPERS LLP
February 9, 1999

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY
                        CONSOLIDATED STATEMENTS OF INCOME

(In millions)
--------------------------------------------------------------------------------
For the years ended December 31,                 1998        1997        1996
--------------------------------------------------------------------------------
REVENUES
Premiums and fees                               $ 5,683     $ 5,376     $ 5,314
Net investment income                             2,637       3,139       3,199
Realized investment gains                            93          45          37
Other revenues                                      427          10           9
                                                -------     -------     -------
    Total revenues                                8,840       8,570       8,559
                                                -------     -------     -------

BENEFITS, LOSSES AND EXPENSES
Benefits, losses and settlement expenses          5,802       5,917       6,069
Policy acquisition expenses                          44         122         143
Other operating expenses                          1,763       1,618       1,477
                                                -------     -------     -------
    Total benefits, losses and expenses           7,609       7,657       7,689
                                                -------     -------     -------

INCOME BEFORE INCOME TAXES                        1,231         913         870
                                                -------     -------     -------
Income taxes (benefits):
  Current                                           636         347         394
  Deferred                                         (211)        (49)        (81)
                                                -------     -------     -------
    Total taxes                                     425         298         313
                                                -------     -------     -------

NET INCOME                                      $   806     $   615     $   557
                                                =======     =======     =======

The Notes to Financial Statements are an integral part of these statements.

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY
                           CONSOLIDATED BALANCE SHEETS

(In millions, except per share amounts)
----------------------------------------------------------------------------------------------------------------
As of December 31,                                                               1998                     1997
----------------------------------------------------------------------------------------------------------------
ASSETS
Investments:
   Fixed maturities, at fair value (amortized cost, $16,820; $20,962)          $ 18,067                 $ 22,323
   Mortgage loans                                                                 8,875                   10,090
   Equity securities, at fair value (cost, $62; $75)                                 47                       54
   Policy loans                                                                   6,091                    7,146
   Real estate                                                                      712                      749
   Other long-term investments                                                      159                      166
   Short-term investments                                                            85                      173
                                                                               --------                 --------
      Total investments                                                          34,036                   40,701
Cash and cash equivalents                                                         1,026                      923
Accrued investment income                                                           494                      602
Premiums and accounts receivable                                                    939                      811
Reinsurance recoverables                                                          7,278                    1,271
Deferred policy acquisition costs                                                   187                      834
Property and equipment                                                              365                      291
Deferred income taxes                                                               865                      653
Goodwill and other intangibles                                                      730                      474
Other assets                                                                        236                      276
Separate account assets                                                          34,648                   29,217
----------------------------------------------------------------------------------------------------------------
     Total assets                                                              $ 80,804                 $ 76,053
                                                                               ========                 ========
LIABILITIES
Contractholder deposit funds                                                   $ 30,614                 $ 30,449
Future policy benefits                                                            8,286                    8,224
Unpaid claims and claim expenses                                                  1,286                    1,225
Unearned premiums                                                                   162                      260
                                                                               --------                 --------
     Total contractholder and insurance liabilities                              40,348                   40,158
Accounts payable, accrued expenses and other liabilities                          2,523                    2,428
Current income taxes                                                                 65                       --
Separate account liabilities                                                     34,340                   29,021
----------------------------------------------------------------------------------------------------------------
     Total liabilities                                                           77,276                   71,607
----------------------------------------------------------------------------------------------------------------
CONTINGENCIES - NOTE 13
SHAREHOLDER'S EQUITY
Common stock (6 shares issued and outstanding)                                       30                       30
Additional paid-in capital                                                        1,072                      766
Net unrealized appreciation, fixed maturities                          243                      282
Net unrealized (depreciation), equity securities                       (25)                     (26)
Net translation of foreign currencies                                    2                        2
                                                                  --------                 --------

Accumulated other comprehensive income                                              220                      258
Retained earnings                                                                 2,206                    3,392
----------------------------------------------------------------------------------------------------------------
     Total shareholder's equity                                                   3,528                    4,446
----------------------------------------------------------------------------------------------------------------
     Total liabilities and shareholder's equity                                $ 80,804                 $ 76,053
                                                                               ========                 ========

The Notes to Financial Statements are an integral part of these statements.

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY
         CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME AND CHANGES IN
                              SHAREHOLDER'S EQUITY


(In millions)
---------------------------------------------------------------------------------------------------------------
For the years ended December 31,                1998                      1997                    1996
---------------------------------------------------------------------------------------------------------------
                                         Compre-      Share-      Compre-      Share-      Compre-      Share-
                                         hensive     holder's     hensive     holder's    hensive      holder's
                                         Income       Equity       Income      Equity      Income       Equity
---------------------------------------------------------------------------------------------------------------
COMMON STOCK                                          $   30                   $   30                   $   30

ADDITIONAL PAID-IN CAPITAL                             1,072                      766                      766

ACCUMULATED OTHER COMPREHENSIVE
INCOME - BEGINNING OF YEAR                               258                      191                      478

Net unrealized appreciation
(depreciation) - fixed maturities         $ (39)         (39)       $  69          69       $(276)        (276)

Net unrealized appreciation
(depreciation) - equity securities            1            1           (1)         (1)        (12)         (12)
                                         ------                    ------                  ------
Net unrealized appreciation
(depreciation) on securities                (38)                       68                    (288)

Net translation of foreign currencies        --           --           (1)         (1)          1            1
                                         ------                    ------                  ------
   Other comprehensive
    (loss) income                           (38)                       67                    (287)
                                                      ------                   ------                   ------
ACCUMULATED OTHER
COMPREHENSIVE INCOME -
END OF YEAR                                              220                      258                      191
                                                      ------                   ------                   ------
RETAINED EARNINGS - BEGINNING OF YEAR                  3,392                    3,177                    3,220
 Net income                                 806          806          615         615         557          557
 Dividends declared                                   (1,992)                    (400)                    (600)
                                                      ------                   ------                   ------

RETAINED EARNINGS - END OF YEAR                        2,206                    3,392                    3,177

TOTAL COMPREHENSIVE INCOME AND
SHAREHOLDER'S EQUITY                      $ 768       $3,528        $ 682      $4,446       $ 270       $4,164
                                          =====       ======        =====      ======       =====       ======

The Notes to Financial Statements are an integral part of these statements.

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY
                      CONSOLIDATED STATEMENTS OF CASH FLOWS

(In millions)
--------------------------------------------------------------------------------------------
For the years ended December 31,                              1998        1997        1996
--------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                                   $   806     $   615     $   557
Adjustments to reconcile net income to net cash
  (used in) provided by operating activities:
  Insurance liabilities                                           67          78          57
  Reinsurance recoverables                                        (7)         68         (11)
  Premiums and accounts receivable                              (179)        106          77
  Deferred income taxes, net                                    (211)        (49)        (82)
  Other assets                                                  (339)        (54)         43
  Deferred policy acquisition costs                              (12)        (97)        (92)
  Accounts payable, accrued expenses,
    other liabilities and current income taxes                   149          41        (113)
  Depreciation and goodwill amortization                         113          88          94
  Gain on sale of business                                      (418)         --          --
  Other, net                                                     (50)        (99)       (151)
                                                             -------     -------     -------
      Net cash (used in) provided by operating activities        (81)        697         379
                                                             -------     -------     -------
CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from investments sold:
  Fixed maturities                                             2,869       1,583       1,589
  Mortgage loans                                               1,052         807         640
  Equity securities                                               15          14          13
  Real estate                                                     98         401         345
  Policy loans                                                   382          --          --
  Other (primarily short-term investments)                     6,724       6,447       3,613
Investment maturities and repayments:
  Fixed maturities                                             2,797       2,394       2,634
  Mortgage loans                                                 421         601         630
Investments purchased:
  Fixed maturities                                            (3,881)     (4,339)     (3,834)
  Mortgage loans                                              (1,611)     (1,426)     (1,300)
  Equity securities                                               (7)         (9)         (3)
  Policy loans                                                    --         (13)       (207)
  Other (primarily short-term investments)                    (7,652)     (6,296)     (3,930)
Net cash from disposition of business                          1,295          --          --
Other, net                                                      (274)       (102)        (94)
                                                             -------     -------     -------
  Net cash provided by investing activities                    2,228          62          96
                                                             -------     -------     -------
CASH FLOWS FROM FINANCING ACTIVITIES
Contractholder deposit funds:
  Deposits and interest credited                               7,050       7,634       7,260
  Withdrawals and benefit payments                            (7,106)     (7,023)     (7,135)
Dividends paid to parent                                      (1,992)       (400)       (600)
Other, net                                                         4         (47)         --
                                                             -------     -------     -------
      Net cash (used in) provided by financing activities     (2,044)        164        (475)
--------------------------------------------------------------------------------------------
Net increase in cash and cash equivalents                        103         923          --
Cash and cash equivalents, beginning of year                     923          --          --
--------------------------------------------------------------------------------------------
Cash and cash equivalents, end of year                       $ 1,026     $   923     $    --
                                                             ===============================
Supplemental Disclosure of Cash Information:
  Income taxes paid, net of refunds                          $   520     $   402     $   385
  Interest paid                                              $     3     $     5     $     7
--------------------------------------------------------------------------------------------

The Notes to Financial Statements are an integral part of these statements.

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

NOTE 1 - DESCRIPTION OF BUSINESS

      Connecticut General Life Insurance Company and its subsidiaries (the Company) provide insurance and related financial services throughout the United States and in many locations worldwide. Principal products and services include group health and life insurance and retirement and investment products and services. The Company is a wholly-owned subsidiary of Connecticut General Corporation, which is an indirect wholly-owned subsidiary of CIGNA Corporation (CIGNA).

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      A) BASIS OF PRESENTATION: The consolidated financial statements include the accounts of the Company and all significant subsidiaries. These consolidated financial statements have been prepared in conformity with generally accepted accounting principles, and reflect management's estimates and assumptions, such as those regarding medical costs and interest rates, that affect the recorded amounts. Significant estimates used in determining contractholder and insurance liabilities, related reinsurance recoverables, and valuation allowances for investment assets are discussed throughout the Notes to Financial Statements. Certain reclassifications have been made to prior years' amounts to conform with the 1998 presentation.

      B) RECENT ACCOUNTING PRONOUNCEMENTS: The Company adopted Statement of Financial Accounting Standards (SFAS) No. 131, "Disclosures about Segments of an Enterprise and Related Information," as of December 31, 1998. SFAS No. 131 changes the way segments are structured and requires additional segment disclosures. Prior period information has been restated based on the new requirements. See Note 11 for additional information.

      In 1998, the Financial Accounting Standards Board (FASB) issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities." SFAS No. 133 requires that derivatives be reported on the balance sheet at fair value. Changes in fair value are recognized in net income or, for derivatives which are hedging market risk related to future cash flows, in the accumulated other comprehensive income section of shareholders' equity. Implementation is required by the first quarter of 2000, with the cumulative effect of adoption reflected in net income and accumulated other comprehensive income, as appropriate. The Company has not determined the effect or timing of implementation of this pronouncement.

      The American Institute of Certified Public Accountants (AICPA) issued Statement of Position (SOP) 97-3, "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments," in 1997. SOP 97-3 provides guidance on the recognition and measurement of liabilities for guaranty fund and other insurance-related assessments. Implementation of this pronouncement, which is required by the first quarter of 1999 with the cumulative effect of adopting the SOP reflected in net income, is not expected to have a material effect on results of operations, liquidity or financial condition.

      In 1998, the AICPA issued SOP 98-1, "Accounting for the Costs of Computer Software Developed or Obtained for Internal Use." SOP 98-1 specifies the types of costs that must be capitalized and amortized over the software's expected useful life and the types of costs which must be immediately recognized as expense. Implementation of this pronouncement is required by the first quarter of 1999 and is not expected to have a material effect on results of operations, liquidity or financial condition.

      In 1998, the AICPA issued SOP 98-7, "Deposit Accounting: Accounting for Insurance and Reinsurance Contracts That Do Not Transfer Insurance Risk." SOP 98-7 provides guidance on the deposit method of accounting for insurance and reinsurance contracts that do not transfer insurance risk, except for long-duration life and health contracts. Implementation is required by the first quarter of 2000, with the cumulative effect of adopting the SOP reflected in net income in the year of adoption. The Company has not determined the effect or timing of implementation of this pronouncement.

      C) FINANCIAL INSTRUMENTS: In the normal course of business, the Company enters into transactions involving various types of financial instruments, including investments such as fixed maturities and equity securities and off-balance sheet financial instruments such as investment and loan commitments and financial guarantees. These instruments are subject to risk of loss due to interest rate and market fluctuations and most have credit risk. The

Company evaluates and monitors each financial instrument individually and, where appropriate, uses certain derivative instruments or obtains collateral or other forms of security to minimize risk of loss.

      Financial instruments that are subject to fair value disclosure requirements (insurance contracts, real estate, goodwill and taxes are excluded) are carried in the financial statements at amounts that approximate fair value, except for mortgage loans and contractholder deposit funds (non-insurance products). For these financial instruments, the fair value was not materially different from the carrying amount as of December 31, 1998 and 1997. Fair values of off-balance sheet financial instruments as of December 31, 1998 and 1997 were not material.

      Fair values for financial instruments are estimates that, in many cases, may differ significantly from the amounts that could be realized upon immediate liquidation. In cases where market prices are not available, estimates of fair value are based on discounted cash flow analyses which utilize current interest rates for similar financial instruments with comparable terms and credit quality. The fair value of liabilities for contractholder deposit funds was estimated using the amount payable on demand, and for those not payable on demand, discounted cash flow analyses.

      D) INVESTMENTS: Investments in fixed maturities, which are classified as available-for-sale and carried at fair value, include bonds; asset-backed securities, including collateralized mortgage obligations (CMOs); and redeemable preferred stocks. Fixed maturities are considered impaired and written down to fair value when a decline in value is considered to be other than temporary.

      Mortgage loans are carried principally at unpaid principal balances, net of valuation reserves. Mortgage loans are considered impaired when it is probable that the Company will not collect all amounts according to the contractual terms of the loan agreement. If impaired, a valuation reserve is utilized to record any change in the fair value of the underlying collateral below the carrying value of the mortgage loan.

      Fixed maturities and mortgage loans that are delinquent or restructured to modify basic financial terms, typically to reduce the interest rate and, in certain cases, extend the term, are placed on non-accrual status. Net investment income on such investments is recognized only when payment is received.

      Real estate investments are either held for the production of income or held for sale. Real estate investments held for the production of income are carried at depreciated cost less any write-downs to fair value. Depreciation is generally calculated using the straight-line method based on the estimated useful lives of these assets.

      Real estate investments held for sale are generally those which are acquired through the foreclosure of mortgage loans. The Company's policy is to rehabilitate, re-lease and sell foreclosed properties, which generally takes two to four years or less if circumstances indicate that an immediate sale is in the best interests of the Company or policyholders. At the time of foreclosure, properties are valued at fair value less estimated costs to sell and reclassified from mortgage loans to real estate held for sale. Subsequent to foreclosure, these investments are carried at the lower of cost or current fair value less estimated costs to sell and are no longer depreciated. Adjustments to the carrying value as a result of changes in fair value subsequent to foreclosure are recorded as valuation reserves. The Company considers several methods in determining fair value for real estate, with emphasis placed on the use of discounted cash flow analyses and, in some cases, the use of third-party appraisals.

      Equity securities and short-term investments are classified as available-for-sale. Equity securities, which include common and non-redeemable preferred stocks, are carried at fair value. Short-term investments are carried at fair value, which approximates cost.

      Policy loans are generally carried at unpaid principal balances.

      Realized investment gains and losses result from sales, investment asset write-downs and changes in valuation reserves. Realized investment gains and losses do not include amounts attributable to experience-rated pension policyholders' contracts and participating life policies (policyholder share). Realized investment gains and losses are based upon specific identification of the investment assets.

      Unrealized investment gains and losses for investments carried at fair value are included in shareholder's equity net of policyholder-related amounts and deferred income taxes.

      See Note 4(F) for a discussion of the Company"s accounting policies for derivative financial instruments.

      E) CASH AND CASH EQUIVALENTS: Short-term investments with a maturity of three months or less at the time of purchase are reported as cash equivalents.

      F) REINSURANCE RECOVERABLES: Reinsurance recoverables are estimates of amounts to be received from reinsurers, including amounts under reinsurance agreements with affiliated companies. Allowances are established for amounts estimated to be uncollectible. See Notes 3 and 9.

      G) DEFERRED POLICY ACQUISITION COSTS: Acquisition costs consist of commissions, premium taxes and other costs, which vary with, and are primarily related to, the production of revenues. Acquisition costs for universal life products and contractholder deposit funds are deferred and amortized in proportion to the present value of total estimated gross profits over the expected lives of the contracts. Acquisition costs for annuity and other individual life insurance products are deferred and amortized, generally in proportion to the ratio of annual revenue to the estimated total revenues over the contract periods.

      Deferred policy acquisition costs are reviewed to determine if they are recoverable from future income, including investment income. If such costs are estimated to be unrecoverable, they are expensed unless such costs are estimated to be unrecoverable as a result of treating unrealized investment gains and losses as though they had been realized. If so, a deferred acquisition cost valuation allowance may be established or adjusted, with a comparable offset in net unrealized appreciation (depreciation).

    H) PROPERTY AND EQUIPMENT: Property and equipment are carried at cost less accumulated depreciation. When applicable, cost includes interest and real estate taxes incurred during construction and other construction-related costs. Depreciation is calculated principally on the straight-line method based on the estimated useful lives of the assets. Accumulated depreciation was $490 million and $448 million at December 31, 1998 and 1997, respectively.

      I) GOODWILL AND OTHER INTANGIBLES: Goodwill represents the excess of the cost of businesses acquired over the fair value of their net assets. Other intangible assets primarily represent purchased customer lists and provider contracts. Goodwill and other intangibles are amortized over periods not exceeding 40 years. Goodwill and other intangibles are written down when not recoverable based on analysis of historical and estimated future income or undiscounted estimated cash flows of the related businesses. Amortization periods are revised if it is estimated that the remaining period of benefit of the goodwill has changed. Accumulated amortization was $143 million and $113 million at December 31, 1998 and 1997, respectively.

      J) OTHER ASSETS: Other assets consists of various insurance-related assets, principally ceded unearned premiums, reinsurance deposits and other amounts due from affiliated companies.

      K) SEPARATE ACCOUNTS: Separate account assets and liabilities are principally carried at market value and represent policyholder funds maintained in accounts having specific investment objectives. The investment income, gains and losses of these accounts generally accrue to the policyholders and, therefore, are not included in the Company's revenues and expenses.

      L) CONTRACTHOLDER DEPOSIT FUNDS: Liabilities for contractholder deposit funds consist of deposits received from customers and investment earnings on their fund balances, less administrative charges and, for universal life fund balances, mortality charges.

      M) FUTURE POLICY BENEFITS: Future policy benefits are liabilities for life, health and annuity products. Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in force. These liabilities are computed using premium assumptions for group annuity policies and the net level premium method for individual life policies, and are based upon estimates as to future investment yield, mortality and withdrawals that include provisions for adverse deviation. Future policy benefits for individual life insurance and annuity policies are computed using interest rates ranging from 2% to 11%, generally graded down from 1 to 20 years. Mortality, morbidity, and withdrawal assumptions are based on either the Company's own experience or various actuarial tables.

      N) UNPAID CLAIMS AND CLAIM EXPENSES: Liabilities for unpaid claims and claim expenses are estimates of payments to be made on reported and incurred but not reported insurance claims.

      O) UNEARNED PREMIUMS: Premiums for group life and accident and health insurance are reported as earned on a pro-rata basis over the contract period. The unexpired portion of these premiums is recorded as unearned premiums.

      P) OTHER LIABILITIES: Other liabilities consist principally of postretirement and postemployment benefits and various insurance-related liabilities, including amounts related to reinsurance contracts and guaranty fund assessments that can be reasonably estimated.

      Q) TRANSLATION OF FOREIGN CURRENCIES: Foreign operations primarily utilize the local currencies as their functional currencies, and assets and liabilities are translated at the rates of exchange as of the balance sheet date. The translation gain or loss on such functional currencies, net of applicable taxes, is generally reflected in shareholder's equity. Revenues and expenses are translated at the average rates of exchange prevailing during the year.

      R) PREMIUM AND FEES, REVENUES AND RELATED EXPENSES: Premiums for group life and accident and health insurance are recognized as revenue on a pro-rata basis over their contract periods. Benefits, losses and settlement expenses are recognized when incurred.

      Revenues for investment-related products consist of net investment income and contract fees assessed against the fund balances during the period. Net investment income represents investment income on assets supporting investment-related products and is recognized as earned. Contract fees are based upon related administrative expenses and are assessed ratably over the contract year. Benefit expenses for investment-related products primarily consist of amounts credited in accordance with contract provisions.

      Premiums for individual life insurance as well as individual and group annuity products, excluding universal life and investment-related products, are recognized as revenue when due. Benefits, losses and settlement expenses are matched with premiums.

      Revenues for universal life products consist of net investment income and mortality, administration and surrender fees assessed against the fund balances during the period. Net investment income represents investment income on assets supporting universal life products and is recognized as earned. Fees for mortality are recognized ratably over the policy year. Administration fees are recognized as services are provided, and surrender charges are recognized as earned. Benefit expenses for universal life products consist of benefit claims in excess of fund balances, which are recognized when claims are filed, and amounts credited in accordance with contract provisions.

      S) PARTICIPATING BUSINESS: Certain life insurance policies contain dividend payment provisions that enable the policyholder to participate in a portion of the earnings of the Company's business. The participating insurance in force accounted for approximately 7% of total life insurance in force at December 31, 1998, 1997 and 1996.

      T) INCOME TAXES: The Company and its domestic subsidiaries are included in the consolidated United States federal income tax return filed by CIGNA. In accordance with a tax sharing agreement with CIGNA, the provision for federal income tax is computed as if the Company were filing a separate federal income tax return, except that benefits arising from tax credits and net operating and capital losses are allocated to those subsidiaries producing such attributes to the extent they are utilized in CIGNA's consolidated federal income tax provision.

      Deferred income taxes are generally recognized when assets and liabilities have different values for financial statement and tax reporting purposes. See
Note 7 for additional information.

NOTE 3 - DISPOSITION

      As of January 1, 1998, the Company sold its individual life insurance and annuity business for cash proceeds of $1.4 billion. The sale resulted in an after-tax gain of $773 million of which $202 million was recognized upon closing of the sale. Since the principal agreement to sell this business is in the form of an indemnity reinsurance arrangement, the remaining $571 million of the gain was deferred and is being recognized at the rate that earnings from the business sold would have been expected to emerge, primarily over fifteen years on a declining basis. The Company recognized $66 million of the deferred gain in 1998.

      Revenues for this business were $972 million and $926 million for the years ended December 31, 1997 and 1996, respectively, and net income was $102 million and $67 million for the same periods. Also, as part of the transaction, the Company recorded a reinsurance recoverable from the purchaser of $5.8 billion for insurance liabilities retained, and transferred invested assets of $5.4 billion along with other assets and liabilities associated with the business. The sales agreement provides for the possibility of certain adjustments; however, any future adjustments are not expected to be material to results of operations, liquidity or financial condition.

      The Company paid a dividend of $1.4 billion to its parent in January 1998, having received prior approval of both the disposition and the dividend from the Connecticut Insurance Department (the Department).

NOTE 4 - INVESTMENTS

      A) FIXED MATURITIES: Fixed maturities are net of cumulative write-downs of $22 million and $36 million, including policyholder share, as of December 31, 1998 and 1997, respectively.

      The amortized cost and fair value by contractual maturity periods for fixed maturities, including policyholder share, as of December 31, 1998 were as follows:

--------------------------------------------------------------------------------
                                                        Amortized         Fair
(In millions)                                             Cost            Value
--------------------------------------------------------------------------------
Due in one year or less                                  $   979         $   999
Due after one year through five years                      3,960           4,110
Due after five years through ten years                     3,512           3,723
Due after ten years                                        2,665           3,348
Asset-backed securities                                    5,704           5,887
                                                         -------         -------
Total                                                    $16,820         $18,067
                                                         =======         =======

      Actual maturities could differ from contractual maturities because issuers may have the right to call or prepay obligations with or without call or prepayment penalties. Also, the Company may extend maturities in some cases.

      Gross unrealized appreciation (depreciation) for fixed maturities, including policyholder share, by type of issuer was as follows:

---------------------------------------------------------------------------------------------
                                        Amortized     Unrealized      Unrealized       Fair
(In millions)                              Cost      Appreciation    Depreciation      Value
---------------------------------------------------------------------------------------------
At December 31, 1998:
  Federal government bonds               $   568        $   407         $    --       $   975
  State and local government bonds           145             20              --           165
  Foreign government bonds                   147              7              (9)          145
  Corporate securities                    10,256            733             (94)       10,895
  Asset-backed securities                  5,704            217             (34)        5,887
                                         -------        -------         -------       -------
Total                                    $16,820        $ 1,384         $  (137)      $18,067
                                         =======        =======         =======       =======

At December 31, 1997:
  Federal government bonds               $ 1,361        $   294         $    --       $ 1,655
  State and local government bonds           178             22              (2)          198
  Foreign government bonds                   143              7              (1)          149
  Corporate securities                    13,027            860            (123)       13,764
  Asset-backed securities                  6,253            317             (13)        6,557
                                         -------        -------         -------       -------
Total                                    $20,962        $ 1,500         $  (139)      $22,323
                                         =======        =======         =======       =======

      Asset-backed securities include investments in CMOs as of December 31, 1998 of $2.0 billion carried at fair value (amortized cost, $2.0 billion), compared with $2.3 billion carried at fair value (amortized cost, $2.3 billion) as of December 31, 1997. Certain of these securities are backed by Aaa/AAA-rated government agencies. All other CMO securities have high quality ratings through use of credit enhancements provided by subordinated securities or mortgage insurance from Aaa/AAA-rated insurance companies. CMO holdings are concentrated in securities with limited prepayment, extension and default risk, such as planned amortization class bonds. The Company's investments in interest-only and principal-only CMOs, which are subject to interest rate risk due to accelerated prepayments, represented approximately .05% and .10% of total CMO investments at December 31, 1998 and 1997, respectively.

      At December 31, 1998, contractual fixed maturity investment commitments were $34 million. The majority of investment commitments are for the purchase of investment grade fixed maturities, bearing interest at a fixed market rate, and require no collateral. These commitments are diversified by issuer and maturity date, and it is estimated that approximately 59% will be disbursed in 1999.

    B) MORTGAGE LOANS AND REAL ESTATE: The Company's mortgage loans and real estate investments are diversified by property type and location and, for mortgage loans, by borrower. Mortgage loans are collateralized by the related properties and generally are less than 75% of the property's value at the time the original loan is made.

    At December 31, the carrying values of mortgage loans and real estate investments, including policyholder share, were as follows:

-------------------------------------------------------------------------------------------------
(In millions)                                                         1998                1997
-------------------------------------------------------------------------------------------------
Mortgage loans                                                      $   8,875           $  10,090
                                                                    ---------           ---------
Real estate:
   Held for sale                                                          326                 339
   Held for production of income                                          386                 410
                                                                    ---------           ---------
Total real estate                                                         712                 749
                                                                    ---------           ---------
Total                                                               $   9,587           $  10,839
                                                                    =========           =========

    At December 31, mortgage loans and real estate investments comprised the following property types and geographic regions:

(In millions)                                                         1998                1997
-------------------------------------------------------------------------------------------------
Property type:
   Retail facilities                                                $   3,145           $   4,153
   Office buildings                                                     3,814               3,984
   Apartment buildings                                                  1,283               1,311
   Hotels                                                                 450                 498
   Other (primarily industrial)                                           895                 893
                                                                    ---------           ---------
Total                                                               $   9,587           $  10,839
                                                                    =========           =========
Geographic region:
   Central                                                          $   3,051           $   3,484
   Pacific                                                              2,683               2,962
   Middle Atlantic                                                      1,510               1,821
   South Atlantic                                                       1,348               1,458
   New England                                                            995               1,114
                                                                    ---------           ---------
Total                                                               $   9,587           $  10,839
                                                                    =========           =========

      MORTGAGE LOANS

      At December 31, 1998, scheduled mortgage loan maturities were as follows:
1999 - $.9 billion; 2000 - $.9 billion; 2001 - $.8 billion; 2002 - $1.0 billion;
2003 - $1.6 billion; and $3.7 billion thereafter. Actual maturities could differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties; the maturity date may be extended; and loans may be refinanced. During 1998 and 1997, the Company refinanced at current market rates approximately $126 million and $135 million, respectively, of its mortgage loans relating to borrowers that were unable to obtain alternative financing.

      At December 31, 1998, contractual commitments to extend credit under commercial mortgage loan agreements amounted to approximately $492 million, most of which were at a fixed market rate of interest. These commitments are generally expected to be disbursed within three months, and are diversified by property type and geographic region.

      At December 31, 1998, the Company's impaired mortgage loans were $156 million, including $24 million before valuation reserves totaling $6 million, and $132 million which had no valuation reserves. At December 31, 1997, the Company's impaired mortgage loans were $375 million, including $152 million before valuation reserves totaling $44 million, and $223 million which had no valuation reserves.

      During the year ended December 31, changes in reserves for impaired mortgage loans, including policyholder share, were as follows:

(In millions)                                                1998                 1997
-----------------------------------------------------------------------------------------
Reserve balance - January 1                                $      44            $      94
Transfers to foreclosed real estate                              (21)                 (30)
Charge-offs upon sales                                            (9)                 (47)
Net increase (decrease) in valuation reserves                     (8)                  27
                                                           ---------            ---------
Reserve balance - December 31                              $       6            $      44
                                                           =========            =========

      During 1998 and 1997, impaired mortgage loans, before valuation reserves, averaged approximately $285 million and $597 million, respectively. Interest income recorded and cash received on these loans were approximately $12 million and $34 million in 1998 and 1997, respectively.

      REAL ESTATE

      During 1998, 1997 and 1996, non-cash investing activities included real estate acquired through foreclosure of mortgage loans, which totaled $32 million, $81 million and $107 million, respectively.

      Valuation reserves and cumulative write-downs related to real estate, including policyholder share, were $171 million and $169 million as of December 31, 1998 and 1997, respectively.

      Net income for 1998 and 1997 included net investment income of $8 million and $9 million, respectively, for real estate held for sale. Write-downs upon foreclosure and changes in valuation reserves were not material for 1998 and 1997.

      C) SHORT-TERM INVESTMENTS AND CASH EQUIVALENTS: Short-term investments and cash equivalents, in the aggregate, primarily included debt securities, principally corporate securities of $963 million at December 31, 1998 and, for 1997, principally corporate securities of $520 million and federal government securities of $443 million.

      D) NET UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS: Unrealized appreciation (depreciation) for investments carried at fair value as of December 31 was as follows:

(In millions)                                       1998                1997
-------------------------------------------------------------------------------
Unrealized appreciation:
  Fixed maturities                                $   1,384           $   1,500
  Equity securities                                      10                   8
                                                  ---------           ---------
                                                      1,394               1,508
                                                  ---------           ---------
Unrealized depreciation:
  Fixed maturities                                     (137)               (139)
  Equity securities                                     (25)                (29)
                                                  ---------           ---------
                                                       (162)               (168)
                                                  ---------           ---------
Less policyholder-related amounts                       880                 931
                                                  ---------           ---------
Shareholder net unrealized appreciation                 352                 409
Less deferred income taxes                              134                 153
                                                  ---------           ---------
Net unrealized appreciation                       $     218           $     256
                                                  =========           =========

      The components of net unrealized appreciation (depreciation) on investments for the year ended December 31 were as follows:

(In millions)                                                        1998             1997              1996
--------------------------------------------------------------------------------------------------------------
Unrealized appreciation (depreciation) on investments
   held, net of taxes of $48, $37 and $(151), respectively         $     89         $     69          $   (280)
Less gains realized in net income, net of taxes of $68, $ - ,
   and $3, in 1998, 1997 and 1996, respectively                         127                1                 8
                                                                   --------         --------          --------
Net unrealized appreciation (depreciation)                         $    (38)        $     68          $   (288)
                                                                   ========         ========          ========

      E) NON-INCOME PRODUCING INVESTMENTS: At December 31, the carrying values of investments, including policyholder share, that were non-income producing during the preceding 12 months were as follows:

(In millions)                                        1998                  1997
--------------------------------------------------------------------------------
Fixed maturities                                   $    22                $   28
Mortgage loans                                           2                     -
Real estate                                             68                   141
                                                   -------                ------
Total                                              $    92                $  169
                                                   =======                ======

      F) DERIVATIVE FINANCIAL INSTRUMENTS: The Company's investment strategy is to manage the characteristics of investment assets, such as duration, yield, currency and liquidity, to reflect the underlying characteristics of the related insurance and contractholder liabilities, which vary among the Company's principal product lines. In connection with this investment strategy, the Company's use of derivative instruments, including interest rate and currency swaps, purchased options and futures contracts, is generally limited to hedging applications to minimize market risk.

      Hedge accounting treatment requires a probability of high correlation between the changes in the market value or cash flows of the derivatives and the hedged assets or liabilities. Under hedge accounting, the changes in market value or cash flows of the derivatives and the hedged assets or liabilities are recognized in net income in the same period. If the Company's use of derivatives does not qualify for hedge accounting treatment, the derivative is recorded at fair value and changes in its fair value are recognized in net income without considering changes in the hedged asset or liability.

      The Company routinely monitors, by individual counterparty, exposure to credit risk associated with swap and option contracts and diversifies the portfolio among approved dealers of high credit quality. Futures contracts are exchange-traded and, therefore, credit risk is limited since the exchange assumes the obligations. The Company manages legal risks by following industry standardized documentation procedures and by monitoring legal developments.

      Underlying contract, notional or principal amounts associated with derivatives at December 31 were as follows:

(In millions)                                            1998               1997
--------------------------------------------------------------------------------
Interest rate swaps                                   $   158           $    265
Currency swaps                                            193                248
Purchased options                                         878                833
Written options                                         1,087                  -
Futures                                                   233                 75
--------------------------------------------------------------------------------

      Under interest rate swaps, the Company agrees with other parties to periodically exchange the difference between variable rate and fixed rate asset cash flows to provide stable returns for related liabilities. The Company uses currency swaps (primarily Canadian dollars, Swiss francs, German marks, Japanese yen and pounds sterling) to match the currency of investments to that of the associated liabilities. Under currency swaps, the parties exchange principal and interest amounts in two relevant currencies using agreed-upon exchange amounts.

      The net interest cash flows from interest rate and currency swaps are recognized currently as an adjustment to net investment income, and the fair value of these swaps is reported as an adjustment to the related investments.

      Using purchased options to reduce the effect of changes in interest rates or equity indexes on liabilities, the Company pays an up-front fee to receive cash flows from third parties when interest rates or equity indexes vary from specified levels. Purchased options that qualify for hedge accounting are recorded consistent with the related liabilities, at amortized cost plus adjustments based on current equity indexes, and income is reported as an adjustment to benefit expense. Purchased options that qualify for hedge accounting are reported in other assets, and fees paid are amortized to benefit expense over their contractual periods. Purchased options with underlying notional amounts of $82 million at December 31, 1997 that are designated as hedges, but do not qualify for hedge accounting, are reported in other long-term investments at fair value with changes in fair value recognized as realized investment gains and losses. There were no such options at December 31, 1998.

      The Company also writes reinsurance contracts that are accounted for as written options. The Company receives fees to pay for specified unfavorable changes in variable annuity account values based on underlying mutual fund investments when account holders elect to receive periodic income payments. These written options, along with options purchased to minimize the risks assumed, are reported at fair value in other liabilities and other assets, respectively. Changes in fair value are recognized in other revenues, or other operating expenses if there is a net loss. Fair values of written and related purchased options during 1998 and as of December 31, 1998 were not material.

      Interest rate futures are used to temporarily hedge against the changes in market values of bonds and mortgage loans to be purchased or sold. Under futures contracts, changes in the contract values are settled in cash daily with the exchange on which the instrument is traded. These changes in contract values are deferred and recorded as adjustments to the carrying value of the related bond or mortgage loan. Deferred gains and losses are amortized into net investment income over the life of the investments purchased or are recognized in full as realized investment gains and losses if investments are sold. Gains and losses on futures contracts deferred in anticipation of investment purchases were immaterial at December 31, 1998 and 1997.

      The effects of interest rate and currency swaps, purchased and written options and futures on the components of net income for 1998, 1997 and 1996 were not material.

      As of December 31, 1998 and 1997, the Company's variable interest rate investments consisted of approximately $0.6 billion and $0.7 billion of fixed maturities, respectively. As of December 31, 1998 and 1997, the Company's fixed interest rate investments consisted of $17 billion and $21.6 billion, respectively, of fixed maturities, and $8.9 billion and $10.1 billion, respectively, of mortgage loans.

      G) OTHER: As of December 31, 1998 and 1997, the Company had no concentration of investments in a single investee exceeding 10% of shareholder's equity.

NOTE 5 - INVESTMENT INCOME AND GAINS AND LOSSES

      A) NET INVESTMENT INCOME: The components of net investment income, including policyholder share, for the year ended December 31 were as follows:

(In millions)                                1998          1997           1996
--------------------------------------------------------------------------------
Fixed maturities                           $  1,386      $  1,648       $  1,647
Equity securities                                 1             8              -
Mortgage loans                                  739           885            921
Policy loans                                    459           532            548
Real estate                                     142           183            227
Other long-term investments                      19            17             23
Short-term investments                           18            28             35
                                            -------       -------        -------
                                              2,764         3,301          3,401
Less investment expenses                        127           162            202
                                           --------      --------       --------
Net investment income                      $  2,637      $  3,139       $  3,199
                                           ========      ========       ========

      Net investment income attributable to policyholder contracts, which is included in the Company's revenues and is primarily offset by amounts included in benefits, losses and settlement expenses, was approximately $1.6 billion for 1998 and $1.7 billion for 1997 and 1996. Net investment income for separate accounts, which is not reflected in the Company's revenues, was $1.5 billion , $1.4 billion and $1.1 billion for 1998, 1997 and 1996, respectively.

      As of December 31, 1998, fixed maturities and mortgage loans on non-accrual status, including policyholder share, were $142 million and $97 million, including restructured investments of $76 million and $93 million, respectively. As of December 31, 1997, fixed maturities and mortgage loans on non-accrual status, including policyholder share, were $143 million and $153 million, including restructured investments of $81 million and $137 million, respectively. If interest on these investments had been recognized in accordance with their original terms, net income would have been increased by $5 million, $7 million and $15 million in 1998, 1997 and 1996, respectively.

      B) REALIZED INVESTMENT GAINS AND LOSSES: Realized gains (losses) on investments, excluding policyholder share, for the year ended December 31 were as follows:

(In millions)                                1998          1997           1996
--------------------------------------------------------------------------------
Fixed maturities                           $     34      $     (3)      $     11
Equity securities                                 3             4              1
Mortgage loans                                   22             4            (12)
Real estate                                      10            28             15
Other                                            24            12             22
                                            -------       -------        -------
                                                 93            45             37
Less income taxes                                33             8             17
                                           --------      --------       --------
Net realized investment gains              $     60      $     37       $     20
                                           ========      ========       ========

      Realized investment gains and losses include impairments in the value of investments, net of recoveries, of $(5) million, $25 million and $40 million in 1998, 1997 and 1996, respectively.

      Realized investment gains for separate accounts, which are not reflected in the Company's revenues, were $494 million, $489 million and $305 million for 1998, 1997 and 1996 respectively. Realized investment gains attributable to policyholder contracts, which also are not reflected in the Company's revenues, were $201 million, $76 million and $82 million for 1998, 1997 and 1996, respectively.

      Sales of available-for-sale fixed maturities and equity securities, including policyholder share, for the year ended December 31 were as follows:

(In millions)                                1998          1997           1996
--------------------------------------------------------------------------------
Proceeds from sales                        $  5,677      $  3,978       $  4,236
Gross gains on sales                       $    238      $     95       $    146
Gross losses on sales                      $    (55)     $   (151)      $    (70)
                                           --------      --------       --------

NOTE 6 - SHAREHOLDER'S EQUITY AND DIVIDEND RESTRICTIONS

      The Department recognizes as net income and surplus (shareholder's equity) those amounts determined in conformity with statutory accounting practices prescribed or permitted by the Department, which may differ from generally accepted accounting principles. As of December 31, 1998, there were no permitted accounting practices utilized by the Company that were materially different from those prescribed by the Department.

      Capital stock of the Company at December 31, 1998 and 1997 consisted of 5,978,322 shares of common stock authorized, issued and outstanding (par value $5).

      The Company's statutory net income was $824 million, $417 million and $611 million for 1998, 1997 and 1996, respectively. Statutory surplus was $1.8 billion at December 31, 1998 and $2.2 billion at December 31, 1997. The Connecticut Insurance Holding Company Act limits the amount of annual dividends or other distributions available to shareholders of Connecticut insurance companies without the Department's prior approval. During 1998, the Company paid dividends of $2.0 billion to its parent, all of which received prior approval from the Department in accordance with requirements (see Note 3 - Disposition). During 1997, the Company paid dividends of $400 million to its parent, of which $100 million received prior approval from the Department in accordance with requirements. Under current law, the maximum dividend distribution that may be made by the Company during 1999 without prior approval is $839 million. The amount of restricted net assets as of December 31, 1998 was approximately $2.7 billion.

NOTE 7 - INCOME TAXES

      The Company's net deferred tax asset of $865 million and $653 million as of December 31, 1998 and 1997, respectively, reflects management's belief that the Company's taxable income in future years will be sufficient to realize the net deferred tax asset based on the Company's earnings history and its future expectations. In determining the adequacy of future taxable income, management considered the future reversal of its existing taxable temporary differences and available tax planning strategies that could be implemented, if necessary.

      In accordance with the Life Insurance Company Income Tax Act of 1959, a portion of the Company's statutory income was not subject to current income taxation but was accumulated in an account designated Policyholders' Surplus Account. Under the Tax Reform Act of 1984, no further additions may be made to the Policyholders' Surplus Account for tax years ending after December 31, 1983. The balance in the account of approximately $450 million at December 31, 1998 would result in a tax liability of $158 million only if distributed to the shareholder or if the account balance exceeded a prescribed maximum. No income taxes have been provided on this amount because, in management's opinion, the likelihood that these conditions will be met is remote. See Note 13 for a discussion of potential legislation regarding this matter.

      CIGNA's federal income tax returns are routinely audited by the Internal Revenue Service, and provisions are made in CIGNA's financial statements in anticipation of the results of these audits. CIGNA resolved all issues relative to the Company arising out of audits for 1991 through 1993, which resulted in an increase to net income of $13 million in 1997.

      In management's opinion, adequate tax liabilities have been established for all years. Income taxes and deferred tax balances for the year ended December 31, 1998 reflect state income taxes.

      The tax effects of temporary differences which give rise to deferred income tax assets and liabilities as of December 31 were as follows:

(In millions)                                                 1998         1997
--------------------------------------------------------------------------------
Deferred tax assets:
  Other insurance and contractholder liabilities             $  119       $  400
  Employee and retiree benefit plans                            214          196
  Deferred gain on sale of business                             290           --
  Investments, net                                              356          262
  Policy acquisition expenses                                   111           --
  Other                                                          --           63
                                                             ------       ------
  Total deferred tax assets                                   1,090          921
                                                             ------       ------
Deferred tax liabilities:
  Policy acquisition expenses                                    --           38
  Depreciation                                                   67           77
  Unrealized appreciation on investments                        134          153
  Other                                                          24           --
                                                             ------       ------
  Total deferred tax liabilities                                225          268
                                                             ------       ------
Net deferred income tax asset                                $  865       $  653
                                                             ======       ======

The components of income taxes for the year ended December 31 were as follows:


(In millions)                                  1998          1997          1996
--------------------------------------------------------------------------------
Current taxes:
   U.S. income                                $  617        $  344        $  391
   Foreign income                                  5             3             3
   State income                                   14             -             -
                                              ------        ------        ------
                                                 636           347           394
                                              ------        ------        ------
Deferred taxes (benefits):
   U.S. income                                  (205)          (49)          (81)
   State income                                   (6)           --            --
                                              ------        ------        ------
                                                (211)          (49)          (81)
                                              ------        ------        ------
Total income taxes                            $  425        $  298        $  313
                                              ======        ======        ======

State income taxes were not material in years prior to 1998.

      Total income taxes for the year ended December 31 differs from the amount computed using the nominal federal income tax rate of 35% for the following reasons:

(In millions)                                              1998       1997        1996
---------------------------------------------------------------------------------------
Tax expense at nominal rate                               $  431     $  320      $  305
Tax-exempt interest income                                    (4)        (5)         (5)
Dividends received deduction                                 (13)        (7)         (7)
Amortization of goodwill                                       5          4           4
State income tax (net of federal income tax benefit)           5          -           -
Resolved federal tax audit issues                              -        (13)          -
Other                                                          1         (1)         16
                                                          ------     ------      ------
Total income taxes                                        $  425     $  298      $  313
                                                          ======     ======      ======

NOTE 8 - PENSION AND OTHER POSTRETIREMENT BENEFITS PLANS

      A) PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS: The Company provides pension and certain health care and life insurance benefits to eligible retired employees and agents, spouses and other eligible dependents through various plans. The expenses of retirement plans are allocated to the Company along with other benefit cost allocations.

      Pension benefits are provided through a plan sponsored by CIGNA covering most domestic employees and by a separate pension plan for former agents. CIGNA funds the pension plans at least at the minimum amount required by the Employee Retirement Income Security Act of 1974. Allocated pension cost for the Company was $19 million, $24 million and $26 million in 1998, 1997 and 1996, respectively. The plans had deposits with the Company totaling approximately $2.8 billion and $2.5 billion at December 31, 1998 and 1997, respectively.

      Expense for postretirement benefits other than pensions allocated to the Company totaled $2 million for 1998 and 1997 and $9 million for 1996. The other postretirement benefit liability included in accounts payable, accrued expenses and other liabilities as of December 31, 1998 and 1997 was $387 million and $412 million, including no net intercompany payables for 1998 and $39 million for 1997 for services provided by affiliates' employees.

      B) CAPITAL ACCUMULATION PLANS: CIGNA sponsors various capital accumulation plans in which employee contributions on a pre-tax basis (401(k)) are supplemented by CIGNA matching contributions. These contributions are invested, at the election of the employee, in one or more of the following investments:
CIGNA common stock fund, several CIGNA and non-CIGNA mutual funds, and a fixed-income fund. In addition, beginning in 1999, CIGNA may provide additional matching contributions, depending on its annual performance, which would be invested in the CIGNA common stock fund. The Company's allocated expense for such plans totaled $22 million for 1998, $15 million for 1997 and $16 million for 1996.

NOTE 9 - REINSURANCE

      In the normal course of business, the Company enters into agreements, primarily relating to short-duration contracts, to assume and cede reinsurance with other insurance companies. Reinsurance is ceded primarily to limit losses from large exposures and to permit recovery of a portion of direct losses, although ceded reinsurance does not relieve the originating insurer of primary liability. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar geographic regions, activities, or economic characteristics of its reinsurers. In connection with the sale of the Company's individual life insurance and annuity business (as discussed in Note 3), the reinsurance recoverable from Lincoln National Corporation at December 31, 1998 was $6.0 billion.

      Failure of reinsurers to indemnify the Company, as a result of reinsurer insolvencies and disputes, could result in losses. As of December 31, 1998 and 1997 there were no allowances for uncollectible amounts. Future charges for unrecoverable reinsurance may materially affect results of operations in future periods; however, such amounts are not expected to have a material adverse effect on the Company's liquidity or financial condition.

      The effects of reinsurance on net earned premiums and fees for the year ended December 31 were as follows:

(In millions)                                1998          1997           1996
--------------------------------------------------------------------------------
SHORT-DURATION CONTRACTS
Premiums and fees:
  Direct                                   $  3,763      $  3,119       $  2,940
  Assumed                                       286           255            135
  Ceded                                        (237)         (266)          (166)
                                           --------      --------       --------
Net earned premiums and fees               $  3,812      $  3,108       $  2,909
                                           ========      ========       ========
LONG-DURATION CONTRACTS
Premiums and fees:
  Direct                                   $  1,998      $  1,979       $  1,997
  Assumed                                       564           522            601
  Ceded                                        (691)         (233)          (193)
                                           --------      --------       --------
Net earned premiums and fees               $  1,871      $  2,268       $  2,405
                                           ========      ========       ========

      The effects of reinsurance on written premiums and fees for short-duration contracts were not materially different from the amounts shown in the above table. Benefits, losses and settlement expenses for 1998, 1997 and 1996 were net of reinsurance recoveries of $699 million, $340 million and $359 million, respectively.

      For the year ended December 31, 1998, ceded premiums and reinsurance recoveries associated with the individual life insurance and annuity business sold were $741 million and $550 million, respectively.

NOTE 10 - LEASES AND RENTALS

      Rental expenses for operating leases, principally with respect to buildings, amounted to $42 million, $76 million and $68 million in 1998, 1997 and 1996, respectively.

      As of December 31, 1998, future net minimum rental payments under non-cancelable operating leases were $168 million, payable as follows: 1999 - $41 million; 2000 - $29 million; 2001 - $22 million; 2002 - $19 million; and $57 million thereafter.

NOTE 11 - SEGMENT INFORMATION

      Operating segments are based on the Company's internal reporting structure and generally reflect differences in products. The Company presents segment information as follows:

- EMPLOYEE HEALTH CARE, LIFE AND DISABILITY BENEFITS, which combines the Company's Health Care and Group Insurance divisions, offers traditional indemnity and cost containment products and services as well as alternative funding arrangements, such as administrative services only and minimum premium plans.

- EMPLOYEE RETIREMENT BENEFITS AND INVESTMENT SERVICES provides investment products and professional services primarily to sponsors of qualified pension, profit-sharing and retirement savings plans. This segment also provides certain corporate and variable life insurance products.

    Other Operations consist of gain recognition related to the sale of the individual life insurance and annuity business (and, for prior years, results of the sold business, see Note 3), corporate life insurance on which policy loans are outstanding (also called leveraged corporate life insurance), reinsurance operations, settlement annuity business and certain new business initiatives.

    The Company uses operating income (net income excluding after-tax realized investment results) to measure the financial results of its segments. Operating income is determined on a basis consistent with the accounting policies for the consolidated financial statements, except that interest expense on corporate debt is not allocated to segments. The Company allocates substantially all other corporate general, administrative and systems expenses to segments on systematic bases. Income taxes are generally computed as if each segment were filing separate income tax returns.

      The Company's operations are not materially dependent on one or a few customers, brokers or agents. Summarized segment financial information for the year ended and as of December 31 was as follows:

(In millions)                                           1998          1997          1996
------------------------------------------------------------------------------------------
EMPLOYEE HEALTH CARE, LIFE
AND DISABILITY BENEFITS
Premiums and fees and other revenues                   $ 5,012       $ 4,307       $ 4,256
Net investment income                                      290           286           291
                                                       -------       -------       -------
Segment revenues                                         5,302         4,593         4,547
Income tax expense                                         114           108           126
Operating income                                           195           190           189
Assets under management:
    Invested assets                                      3,519         3,761         3,281
    Separate account                                     1,702         1,440         1,176
                                                       -------       -------       -------
Total                                                  $ 5,221       $ 5,201       $ 4,457
                                                       -------       -------       -------
EMPLOYEE RETIREMENT BENEFITS
AND INVESTMENT SERVICES
Premiums and fees and other revenues                   $   239       $   205       $   257
Net investment income                                    1,605         1,653         1,686
                                                       -------       -------       -------
Segment revenues                                         1,844         1,858         1,943
Income tax expense                                         113            99            86
Operating income                                           245           229           185
Assets under management:
    Invested assets                                     20,511        20,759        20,303
    Separate account                                    30,717        26,678        20,604
                                                       -------       -------       -------
Total                                                  $51,228       $47,437       $40,907
                                                       -------       -------       -------
OTHER OPERATIONS
Premiums and fees and other revenues                   $   859       $   874       $   810
Net investment income                                      742         1,200         1,222
                                                       -------       -------       -------
Segment revenues                                         1,601         2,074         2,032
Income tax expense                                         165            83            84
Operating income                                           306           159           163
Assets under management:
    Invested assets                                     10,006        16,181        16,193
    Separate account                                     2,229         1,099           775
                                                       -------       -------       -------
Total                                                  $12,235       $17,280       $16,968
                                                       -------       -------       -------
REALIZED INVESTMENT GAINS
Realized investment gains                              $    93       $    45       $    37
Income tax expense                                          33             8            17
                                                       -------       -------       -------
Realized investment gains (losses), net of taxes       $    60       $    37       $    20
                                                       -------       -------       -------
TOTAL
Premiums and fees and other revenues                   $ 6,110       $ 5,386       $ 5,323
Net investment income                                    2,637         3,139         3,199
Realized investment gains                                   93            45            37
                                                       -------       -------       -------
Total revenues                                           8,840         8,570         8,559
Income tax expense                                         425           298           313
Operating income                                           746           578           537
Realized investment gains (losses), net of taxes            60            37            20
Net income                                                 806           615           557
Assets under management:
    Invested assets                                     34,036        40,701        39,777
    Separate account                                    34,648        29,217        22,555
                                                       -------       -------       -------
Total                                                  $68,684       $69,918       $62,332
                                                       -------       -------       -------

      Premiums and fees and other revenues by product type for the year ended December 31 were as follows:

(In millions)                                       1998          1997          1996
--------------------------------------------------------------------------------------
Medical and Dental Indemnity                      $  3,566      $  2,883      $  2,726
Group Life                                           1,363         1,355         1,467
Other                                                1,181         1,148         1,130
                                                  --------      --------      --------
Total premiums and fees and other revenues        $  6,110      $  5,386      $  5,323
                                                  ========      ========      ========

      For the year ended December 31, 1998, 1997 and 1996, the change in net translation of foreign currencies reflects increases of $2 million for 1998 and 1997, and $3 million for 1996.

      Premiums and fees and other revenues by geographic region for the year ended December 31 were as follows:

(In millions)                                      1998             1997              1996
--------------------------------------------------------------------------------------------
Domestic                                         $  6,068         $  5,356          $  5,291
Foreign                                                42               30                32
                                                 -------------------------------------------
Total premiums and fees and other revenues       $  6,110         $  5,386          $  5,323
                                                 ========         ========          ========

    The Company's aggregate foreign exchange transaction losses and foreign long-lived assets for the year ended and as of December 31, 1998, 1997 and 1996 were not material.

NOTE 12- RELATED PARTY TRANSACTIONS

      The Company has assumed the settlement annuity and group pension business written by Life Insurance Company of North America (LINA), an affiliate. Reserves held by the Company with respect to this business were $1.7 billion at December 31, 1998 and 1997.

      The Company cedes long-term disability business to LINA. Reinsurance recoverables from LINA at December 31, 1998 and 1997 were $834 million and $869 million, respectively.

      Effective January 1, 1998, the Company assumed insurance reserves totaling $85 million, along with a corresponding amount of invested and other assets, under a coinsurance arrangement assigned from Healthsource Insurance Company, an affiliate. In addition, the Company was assigned the responsibility for administering self-funded employee benefit plan products from Healthsource Provident Administrators, Inc. (HPA), another affiliate. As part of this assignment, net assets of approximately $304 million were transferred to the Company from HPA.

      The Company had lines of credit available from affiliates totaling $600 million at December 31, 1998 and 1997. All borrowings are payable upon demand with interest rates equivalent to CIGNA's average monthly short-term borrowing rate plus 1/4 of 1%. Interest expense was $1.5 million, $0.2 million and $1.0 million for 1998, 1997 and 1996, respectively. As of December 31, 1998 and 1997, there were no borrowings outstanding under such lines.

      The Company extended lines of credit to affiliates totaling $600 million at December 31, 1998 and 1997. All loans are payable upon demand with interest rates equivalent to CIGNA's average monthly short-term borrowing rate. There were no amounts outstanding as of December 31, 1998 or 1997.

      The Company, together with other CIGNA subsidiaries, has entered into a pooling arrangement known as the CIGNA Corporate Liquidity Account (the Account) for the purpose of maximizing earnings on funds available for short-term investments. Withdrawals from the Account, up to the total amount of the participant's investment in the Account, are allowed on a demand basis. As of December 31, 1998 and 1997, the Company had a balance in the Account of $1.1 billion and $484 million, respectively.

      CIGNA allocates to the Company its share of operating expenses incurred at the corporate level. The Company also allocates a portion of its operating expenses to affiliated companies on whose behalf it performs certain administrative services.

NOTE 13 - CONTINGENCIES

      A) FINANCIAL GUARANTEES: The Company is contingently liable for financial guarantees provided in the ordinary course of business on the repayment of principal and interest on certain industrial revenue bonds. The contractual amounts of financial guarantees reflect the Company's maximum exposure to credit loss in the event of nonperformance. To limit the Company's exposure in the event of default of any guaranteed obligation, various programs are in place to ascertain the creditworthiness of guaranteed parties and to monitor this status on a periodic basis.

      The industrial revenue bonds guaranteed directly by the Company have remaining maturities of up to 17 years. The guarantees provide for payment of debt service only as it becomes due; consequently, an event of default would not cause an acceleration of scheduled principal and interest payments. The principal amount of the bonds guaranteed by the Company at December 31, 1998 and 1997 was $85 million and $202 million, respectively. Revenues in connection with industrial revenue bond guarantees are derived principally from equity participations in the related projects and are included in net investment income as earned. During 1998, 1997 and 1996, this income was not material. Loss reserves for financial guarantees are established when a default has occurred or when the Company believes that a loss has been incurred. There were no losses for industrial revenue bonds in 1998, 1997 or 1996.

      The Company has entered into specialty life reinsurance contracts that guarantee payments for specified unfavorable changes in variable annuity account values based on underlying mutual fund investments if account holders expire or elect to receive periodic income payments. For those accounts with mortality risk, reserves are established in amounts adequate to meet the estimated future obligations using various assumptions as to equity market conditions, premiums, mortality and lapse rates, including provision for adverse deviation. As of December 31, 1998 and 1997, the amount of recorded liabilities was $52 million and $29 million, respectively. Although these guarantees may adversely affect the Company's results of operations in future periods, they are not expected to have a material adverse effect on the Company's liquidity or financial condition.

      The Company also guarantees a minimum level of benefits for certain separate account contracts and, in the event that separate account assets are insufficient to fund minimum policy benefits, the Company is obligated to fund the difference. As of December 31, 1998 and 1997, the amount of minimum benefit guarantees for separate account contracts was $5.1 billion and $4.6 billion, respectively. Reserves in addition to the separate account liabilities are established when the Company believes a payment will be required under one of these guarantees. No such reserves were required as of December 31, 1998 and 1997. Guarantee fees are part of the overall management fee charged to separate accounts and are recognized in income as earned.

      Although the ultimate outcome of any loss contingencies arising from the Company's financial guarantees may adversely affect results of operations in future periods, they are not expected to have a material adverse effect on the Company's liquidity or financial condition.

      B) REGULATORY AND INDUSTRY DEVELOPMENTS: The Company's businesses are subject to a changing social, economic, legal, legislative and regulatory environment that could affect them. Some of the changes include initiatives to restrict insurance pricing and the application of underwriting standards and revise federal tax laws. Some of the more significant issues are discussed below.

      In early 1999, the Administration proposed a federal budget that would eliminate the deferral of taxation of certain statutory income of life insurance companies. As discussed in Note 7, the Company has not provided taxes on $450 million of such income. If the budget provision is enacted, the Company will record additional income tax expense of $158 million to reflect this liability. The proposed federal budget also would limit the deduction of interest expense on the general indebtedness of corporations owning non-leveraged corporate life insurance policies covering the lives of officers, employees or directors. If this latter provision is enacted as proposed, the Company does not anticipate that it will have a material effect on its consolidated results of operations, liquidity, or financial condition, although it could have a material adverse effect on the results of operations of the Employee Retirement Benefits and Investment Services segment.

      In 1996, Congress passed legislation that phases out over a three-year period the tax deductibility of policy loan interest for most leveraged corporate life insurance products. For 1998 and 1997, revenues of $556 million and $591 million, respectively, and net income of $42 million and $44 million, respectively, were from leveraged corporate life insurance products that are affected by this legislation. The Company does not expect this legislation to have a material adverse effect on its consolidated results of operations, liquidity or financial condition.

      In 1998, the NAIC adopted standardized statutory accounting principles. Since these principles have not been adopted by most of the insurance departments of various jurisdictions in which the Company's insurance subsidiaries are domiciled, the timing and effects of implementation have not yet been determined.

      The Company is contingently liable for possible assessments under regulatory requirements pertaining to potential insolvencies of unaffiliated insurance companies and other insurance-related assessments. Mandatory assessments, which are subject to statutory limits, can be partially recovered through a reduction in future premium taxes in some states. The Company recorded no pre-tax charges for 1998, and $17 million and $26 million for 1997 and 1996, respectively, for estimated guaranty fund and other insurance-related assessments before giving effect to future premium tax recoveries. Although future assessments and payments may adversely affect results of operations in future periods, such amounts are not expected to have a material adverse effect on the Company's liquidity or financial condition.

      The eventual effect on the Company of the changing environment in which it operates remains uncertain.

      C) LITIGATION: The Company is routinely engaged in litigation incidental to its business. While the outcome of all litigation involving the Company, including insurance-related litigation, cannot be determined, litigation is not expected to result in losses that differ from recorded reserves by amounts that would be material to results of operations, liquidity or financial condition.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant, CG Variable Life Insurance Separate Account A, has duly caused this amendment to a registration statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the city of Philadelphia and Commonwealth of Pennsylvania, on the 7th day of May, 1999.


(SEAL)                                   CG VARIABLE LIFE INSURANCE
                                         SEPARATE ACCOUNT A
                                         -----------------------------
                                         (Registrant)

(SEAL)                                   CONNECTICUT GENERAL LIFE
                                         INSURANCE COMPANY
                                         -----------------------------
                                         (Depositor)


                                         By: /S/ Michael A. James


Attest:  /S/ Walter E. Heindl

Pursuant to the requirements of the Securities Act of 1933, this amendment to a registration statement has been signed below by the following persons in the capacities and on the date indicated.


May 7, 1999                              /S/  Thomas C. Jones*
                                         -----------------------------
                                         Thomas C. Jones
                                         President (Principal Executive
                                         Officer)


May 7, 1999                              /S/  William M. Pastore*
                                         -----------------------------
                                         William M. Pastore, Director


May 7, 1999                              /S/  Marc L. Preminger*
                                         -----------------------------
                                         Marc L. Preminger
                                         Senior Vice President (Chief
                                         Financial Officer)


May 7, 1999                              /S/  Joseph M. Fitzgerald*
                                         -----------------------------
                                         Joseph M. Fitzgerald, Director


May 7, 1999                              /S/  Carol M. Olsen*
                                         -----------------------------
                                         Carol M. Olsen, Director


May 7, 1999                              /S/  John E. Pacy*
                                         -----------------------------
                                         John E. Pacy, Director


May 7, 1999                              /S/  Patricia L. Rowland*
                                         -----------------------------
                                         Patricia L. Rowland, Director


May 7, 1999                              /S/  W. Allen Schaffer, M.D.*
                                         -----------------------------
                                         W. Allen Schaffer, M.D., Director


May 7, 1999                              /S/  John Cannon III*
                                         -----------------------------
                                         John Cannon III, Director


May 7, 1999                              /S/  Harold W. Albert*
                                         -----------------------------
                                         Harold W. Albert, Director


May 7, 1999                              /S/  Robert W. Burgess*
                                         -----------------------------
                                         Robert W. Burgess, Director


*BY: /s/  Walter E. Heindl
      -----------------------
      Walter E. Heindl
      Attorney In Fact

PART II

         INFORMATION NOT REQUIRED IN PROSPECTUS UNDERTAKING TO FILE REPORTS

         Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

         RULE 484 UNDERTAKING

         The following provisions regarding the Indemnification of Directors and Officers of the Registrant are applicable:

         Connecticut Law: Except where an applicable insurance policy is procured, Connecticut General Statutes ("C.G.S.") Section 33-320a is the sole source of indemnification rights for directors and officers of Connecticut corporations and for persons who may be deemed to be controlling persons by reason of their status as a shareholder, director, officer, employee or agent of a Connecticut corporation. Under C.G.S. Section 33-320a, a corporation shall indemnify any director or officer who was or is a party, or was threatened to be made a party, to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter referred to as "proceeding") by virtue of the fact that he or the person whose legal representative he is: (i) is or was a director or officer of the corporation; (ii) while a director or an officer of the corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise (hereinafter referred to as "enterprise"), other than an employee benefit plan or trust; or (iii) while a director or an officer of the corporation, is or was a director or officer serving at the request of the corporation as a fiduciary of an employee benefit plan or trust maintained for the benefit of employees of the corporation or any other enterprise, against "covered expenditures" if (and only if) his conduct met the applicable statutory eligibility standard.The types of expenditures which are covered and the statutory eligibility standard vary according to the type of proceeding to which the director or officer is or was a party or was threatened to be made a party.

         According to C.G.S. Section 33-320a, in non-derivative proceedings other than ones brought in connection with an alleged claim based upon the purchase or sale by a director or officer of securities of the corporation or of another enterprise, which the director or officer serves or served at the request of the corporation, the corporation shall indemnify a director or officer against judgments, fines, penalties, amounts paid in settlement and reasonable expenses, including attorney's fees, actually incurred by him in connection with the proceeding, or any appeal therein,

         IF AND ONLY IF he acted (i) in good faith and (ii) in a manner he reasonably believed to be in the best interests of the corporation or, in the case of a person serving as a fiduciary of any employee benefit plan or trust, in a manner he reasonably believed to be in the best interests of the corporation or in the best interest of the participants and beneficiaries of such employee benefit plan or trust and consistent with the provisions of such employee benefit plan or trust. However, where the proceeding brought is criminal in nature, C.G.S. Section 33-320a requires that the director or officer must satisfy the additional condition that he had no reasonable cause to believe that his conduct was unlawful in order to be indemnified. A director or officer also will be entitled to indemnification as described above if (i) he is successful on the merits in the defense of any non-derivative proceeding brought against him or (ii) a court shall have determined that in view of all the circumstances he is fairly and reasonably entitled to be indemnified. The decision about whether the director or officer qualifies for indemnification under C.G.S. Section 33-320a may be made (i) in writing by a majority of those members of the board of directors who were not parties to the proceeding in question, (ii) in writing by independent legal counsel selected by a consent in writing signed by a majority of those directors who were not parties to the proceeding, or (iii) by the shareholders of the corporation at a special or annual meeting by an affirmative vote of at least a majority of the voting power of shares not owned by parties to the proceeding. A director or officer also may apply to a court of competent jurisdiction for indemnification even though he previously applied to the board, independent legal counsel or the shareholders and his application for indemnification was rejected.

         For purposes of C.G.S. Section 33-320a, the termination of any proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent shall not create, of itself, a presumption that the director or officer did not act in good faith or in a manner which that director or officer did not believe reasonably to be in the best interests of the corporation or of the participants and beneficiaries of an employee benefit plan or trust and consistent with the provisions of such plan or trust.

         Likewise, the termination of a criminal act or proceeding shall not create, of itself, a presumption that the director or officer had reasonable cause to believe that his conduct was unlawful.

         In non-derivative proceedings based on the purchase or sale of securities of the corporation or of another enterprise, which the director or officer serves or served at the request of the corporation, C.G.S. Section 33-320a provides that the corporation shall indemnify the director or officer only after a court shall have determined upon application that in view of all the circumstances, the director or officer is fairly and reasonably entitled to be indemnified. Furthermore, the expenditures for which the director or officer shall be indemnified shall be only such amount as the court determines to be appropriate.

         Pursuant to C.G.S. Section 33-320a, where a director or officer was or is a party or was threatened to be made a party to a derivative proceeding, the corporation shall indemnify him against expenses, including attorneys' fees, actually and reasonably incurred by him in connection with the proceeding or any appeal therein, in relation to matters as to which he is finally adjudged not to have breached his duty to the corporation. The corporation also shall indemnify a director or officer where the court determines that, in view of all the circumstances, such person is fairly and reasonably entitled to be indemnified; however, in such a situation, the individual shall be indemnified only for such amount as the court determines to be appropriate. Furthermore, the statute provides that the corporation shall not indemnify a director or officer for amounts paid to the corporation, to a plaintiff or to counsel for a plaintiff in settling or otherwise disposing of a threatened or pending action, with or without court approval, or for expenses incurred in defending a threatened action or a pending action which is settled or otherwise disposed of without court approval.

         C.G.S. Section 33-320a also provides that expenses incurred in defending a proceeding may be paid by the corporation in advance of the final disposition of such proceeding upon authorization of the board of directors, provided said expenses are indemnifiable under the statute and the director or officer agrees to repay such amount if he is later found not entitled to indemnification by the corporation.

         Lastly, C.G.S. Section 33-320a is intended to be an exclusive statute. A corporation established under Connecticut statute cannot indemnify a director or officer (other than a director or officer who is or was serving at the request of the corporation as a director, officer, partner, trustee, employee or agent of another enterprise), to an extent either greater or less than that authorized by the statute, and any provision in the certificate of incorporation, the by-laws, a shareholder or director resolution, or agreement or otherwise that is inconsistent with the statute is invalid. Notwithstanding the above, C.G.S. Section 33-320a specifically authorizes a corporation to procure insurance providing greater indemnification rights than those set out in the statute the premium cost of which may be shared with the director or officer on such basis as may be agreed upon.

         The directors and officers may also be covered by an errors and omissions or other insurance policies. The Bylaws of CIGNA Corporation provide that any person who at any time serves as a director or officer of the Company or any majority owned ultimate subsidiary of CIGNA Corporation shall be indemnified or reimbursed against and for any and all claims for which they become subject by reason of such service.

         Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

         REPRESENTATIONS UNDER SECTION 26 (e) OF THE INVESTMENT COMPANY ACT OF 1940.

         The fees and charges under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

                       CONTENTS OF REGISTRATION STATEMENT

                  This Registration Statement is comprised of the following documents:

                  The Facing Sheet.


                  The Prospectus consisting of 51 pages.

                  The undertaking to file reports.

                  The undertaking pursuant to Rule 484 under the Securities Act of 1933.

                  The signatures.

                  Powers of Attorney.

                  The following Exhibits:

                  1. The following Exhibits correspond to those required by Paragraph A of the instructions as to Exhibits in Form N-8B-2:

                           A. (1) Resolution of Board of Directors of
                           Connecticut General Life Insurance Company establishing the Separate Account. Incorporated by reference to Exhibit 1 A (1) Registration Statement on Form S-6 (File Number 33-60967) filed July 11, 1995 by CG Variable Life Insurance Separate Account A as Registrant and Connecticut General Life Insurance Company as Depositor. )

                                    (2)      Not Applicable.

                                    (3)      Distributing contracts:

                                             (a)      Distribution Agreement
                                                      between Connecticut
                                                      General Life Insurance
                                                      Company and CIGNA
                                                      Financial Services, Inc. -
                                                      Incorporated by reference
                                                      to Exhibit 1(A)(3)(a) to
                                                      Post-Effective Amendment
                                                      No. 2 to the Registration
                                                      Statement on Form S-6
                                                      (File Number 33-60967)
                                                      filed April 30, 1998 by CG
                                                      Variable Life Insurance
                                                      Separate Account A as
                                                      Registrant and Connecticut
                                                      General Life Insurance
                                                      Company as depositor.

                                             (b)      Not Applicable.

                                             (c)      Not Applicable.

                                    (4)      Not Applicable.

                                    (5)      Group Variable Universal Life
                                             Insurance Policy - Incorporated by
                                             Reference to Exhibit 5 of Post

                                             Effective Amendment #1 to the
                                             Registration Statement on Form S-6
                                             (File Number 33-60967) filed April
                                             25, 1997 by CG Variable Life
                                             Insurance Separate Account A as
                                             Registrant and Connecticut General
                                             Life Insurance Company as
                                             Depositor.

                                    (6)      (a)      Certificate of
                                                      Incorporation of
                                                      Connecticut General Life
                                                      Insurance Company
                                                      -Incorporated by Reference
                                                      to Exhibit #6 (b) of Post
                                                      Effective Amendment #1 to
                                                      Registration Statement on
                                                      Form N-4 (File Number
                                                      33-83020) filed June 22,
                                                      1995 by CG Variable
                                                      Annuity Separate Account
                                                      II as Registrant and
                                                      Connecticut General Life
                                                      Insurance Company as
                                                      Depositor.

                                             (b)      By-laws of Connecticut
                                                      General Life Insurance
                                                      Company - Incorporated by
                                                      Reference to Exhibit #6
                                                      (b) of Post Effective
                                                      Amendment #1 to
                                                      Registration Statement on
                                                      Form N-4 (File Number
                                                      33-83020) filed June 22,
                                                      1995 by CG Variable
                                                      Annuity Separate Account
                                                      II as Registrant and
                                                      Connecticut General Life
                                                      Insurance Company as
                                                      Depositor.

                                    (7)      Not Applicable.

                                    (8)      Participation Agreements between
                                             Separate Account and underlying
                                             Investment Companies - Incorporated
                                             by reference to Exhibit 8 of
                                             Registration Statement on Form S-6
                                             (File Number 33-60967) filed July
                                             11, 1995 by CG Variable Life
                                             Insurance Separate Account A as
                                             Registrant and Connecticut General
                                             Life Insurance Company as
                                             Depositor.

                                    (9)      Not Applicable.

                                    (10)     Form of Application for Group
                                             Variable Universal Life Insurance
                                             Policy. - Incorporated by reference
                                             to Exhibit 10 to Pre-effective
                                             Amendment #2 to Registration
                                             Statement on Form S-6 (File Number
                                             33-60967) filed December 22, 1995
                                             by CG Variable Life Insurance
                                             Separate Account A as Registrant
                                             and Connecticut General Life
                                             Insurance Company as Depositor.

                                    (11)     Memorandum describing Connecticut
                                             General Life Insurance Company's
                                             issuance, transfer, and redemption
                                             procedures for the Policy
                                             Incorporated by reference to
                                             Exhibit 11 Registration Statement
                                             on Form S-6 (File Number 33-60967)
                                             filed December 22, 1995 by CG
                                             Variable Life Insurance Separate
                                             Account A as Registrant and
                                             Connecticut General Life Insurance
                                             Company as Depositor.

                           B.       (1)      Not Applicable.

                                    (2)      Not Applicable.

                           C.       Not Applicable.

                  2. Opinion of Counsel as to the legality of the securities being registered.

                  3.       Not Applicable.

                  4.       Not Applicable.

                  5. Opinion and Consent of Benjamin Clement as to actuarial matters pertaining to the securities being registered.

                  6.       Consent of Price Waterhouse LLP.

                  7. Consent of counsel opining as to the legality of the securities being registered - see Exhibit 2.

                  8.       Consent of Jorden Burt Boros Cicchetti
                           Berenson & Johnson.